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SEMI-ANNUAL REPORT
JUNE 30, 2002

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Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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INVESTMENT OBJECTIVE:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

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TO OUR SHAREHOLDERS,

      Ongoing uncertainty over the strength of the economic and corporate profit recovery, turmoil in the Middle East, renewed fear of terrorism at home, accounting scandals, and revelations about conflicts of interest on Wall Street combined to undermine equities in the second quarter. At the close of the quarter, the Standard and Poor's ("S&P") 500 Index and Nasdaq Composite Index were re-testing their post-9/11 intra-day lows of 944.75 and 1,387.06, respectively.

      In general, the Gabelli Equity Trust's (the "Trust's") industrial holdings held up relatively well in this uncompromising market. However, the dismal performance of our media and telecommunications investments, which comprise about 26% of our Trust, penalized overall returns.

COMPARATIVE RESULTS
                AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002 (A)

                                                            SINCE                                           YEAR TO
                                                QUARTER  INCEPTION (B)  10 YEAR  5 YEAR   3 YEAR   1 YEAR     DATE
                                                -------  -------------  -------  ------   ------    ------    ------
 Gabelli Equity Trust NAV Return (c) ...........(12.67)%     11.31%      10.78%   6.22%   (1.58)%  (12.82)%  (9.70)%
 Gabelli Equity Trust Investment Return (d) .... (6.31)%     12.79%      13.67%  13.30%     7.86%   (2.12)%  (1.33)%
 Dow Jones Industrial Average ..................(10.74)%     10.56%      13.20%   5.59%   (3.94)%  (10.34)%  (6.91)%
 S&P 500 Index .................................(13.39)%      9.07%      11.42%   3.67%   (9.17)%  (17.98)% (13.15)%
 Nasdaq Composite Index ........................(20.71)%      8.85%      10.01%   0.29%  (18.33)%  (32.30)% (24.98)%

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on August 21, 1986.
(c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains, and are net of expenses. Since Inception return based on initial net asset value of $9.34.
(d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains. Since Inception return based on an initial offering price of $10.00.

PREMIUM/DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Trust trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 502 publicly-traded closed-end funds in the U.S., approximately 37% currently trade at premiums to NAV versus 26% five years ago and 61% ten years ago. For general equity funds such as the Trust, approximately 31% currently trade at premiums to NAV versus 33% five years and 14% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 15-year history, the range fluctuated from a 38% premium in June 2002 to a 27% discount in December 1987. The average variance from NAV for the Trust since inception is a 0.3% discount to

NAV. Beginning in early 2001, the market price of the Trust exceeded the NAV and this premium has gradually increased since. The previous extended period in which a premium existed occurred during a 20-month period from August 1993 to March 1995.

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has undertaken various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and use of leverage.

      The Trust's long-term investment goal is to generate a real rate of return of 10%. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 11% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

                        PREMIUM/DISCOUNT SINCE INCEPTION
                               [GRAPHIC OMITTED]

     JUNE 30, 2002

 Net Asset Value  $ 7.59
 Market Price     $10.03
 Premium          32.15%

8/21/86       0
9/30/86       0.0067
10/31/86      0.0046
11/30/86     -0.039
12/31/86     -0.0661
1/31/87      -0.1363
2/28/87      -0.1323
3/31/87      -0.1555
4/30/87      -0.1393
5/31/87      -0.1788
6/30/87      -0.2028
7/31/87      -0.2
8/31/87      -0.2052
9/30/87      -0.2128
10/31/87     -0.2074
11/30/87     -0.2154
12/31/87     -0.2061
1/31/88      -0.2235
2/29/88      -0.1145
3/31/88      -0.1523
4/30/88      -0.1477
5/31/88      -0.1906
6/30/88      -0.0819
7/31/88      -0.0984
8/31/88      -0.0942
9/30/88      -0.1097
10/31/88     -0.1256
11/30/88     -0.1104
12/31/88     -0.1113
1/31/89      -0.1214
2/28/89      -0.1108
3/31/89      -0.1006
4/30/89      -0.0925
5/31/89      -0.0699
6/30/89      -0.0468
7/31/89      -0.0854
8/31/89      -0.0243
9/30/89      -0.0385
10/31/89     -0.0257
11/30/89     -0.0217
12/31/89      0.0076
1/31/90       0.0534
2/28/90      -0.0156
3/31/90       0.0242
4/30/90       0.0033
5/31/90      -0.0056
6/30/90      -0.0049
7/31/90      -0.0176
8/31/90      -0.018
9/30/90      -0.0348
10/31/90     -0.1187
11/30/90     -0.0327
12/31/90      0.029
1/31/91      -0.0091
2/28/91       0.0269
3/31/91       0.015
4/30/91      -0.0257
5/31/91      -0.01
6/30/91       0.0138
7/31/91      -0.0032
8/31/91      -0.0009
9/30/91      -0.0298
10/31/91     -0.0083
11/30/91     -0.1014
12/31/91     -0.0366
1/31/92      -0.0077
2/29/92       0.0141
3/31/92       0.0045
4/30/92       0.0069
5/31/92       0.0092
6/30/92       0.0032
7/31/92       0.0165
8/31/92       0.0309
9/30/92       0.0427
10/31/92     -0.0068
11/30/92     -0.0461
12/31/92     -0.0257
1/31/93      -0.0312
2/28/93      -0.0046
3/31/93       0.0265
4/30/93       0.0436
5/31/93       0.012
6/30/93      -0.0207
7/31/93      -0.0093
8/31/93      -0.0358
9/30/93       0.0088
10/31/93      0.0601
11/30/93      0.0659
12/31/93      0.0573
1/31/94       0.0797
2/28/94       0.0673
3/31/94       0.0733
4/30/94      -0.027
5/31/94       0.0524
6/30/94       0.0542
7/31/94       0.0233
8/31/94       0.0597
9/30/94       0.0185
10/31/94      0.0375
11/30/94      0.0622
12/31/94      0.0121
1/31/95       0.0047
2/28/95       0.03
3/31/95       0.017
4/30/95      -0.0122
5/31/95      -0.024
6/30/95      -0.0081
7/31/95      -0.044
8/31/95      -0.0697
9/30/95      -0.0845
10/31/95     -0.1206
11/30/95     -0.075
12/31/95     -0.0578
1/31/96      -0.0625
2/29/96      -0.0821
3/31/96      -0.0385
4/30/96      -0.0732
5/31/96      -0.0916
6/30/96      -0.047
7/31/96      -0.0576
8/31/96      -0.0708
9/30/96      -0.0474
10/31/96     -0.0405
11/30/96     -0.0644
12/31/96     -0.0394
1/31/97      -0.0741
2/28/97      -0.0644
3/31/97      -0.0424
4/30/97      -0.0077
5/31/97      -0.0688
6/30/97      -0.0613
7/31/97      -0.0693
8/31/97      -0.0676
9/30/97      -0.0397
10/31/97     -0.0636
11/30/97     -0.0175
12/31/97      0.0316
1/31/98       0.0119
2/28/98      -0.0088
3/31/98      -0.022
4/30/98      -0.0788
5/31/98      -0.0885
6/30/98      -0.04
7/31/98      -0.042
8/31/98      -0.0814
9/30/98      -0.0091
10/31/98      0.0025
11/30/98      0.0216
12/31/98      0.0026
1/31/99       0.0103
2/28/99       0.0264
3/31/99       0.0202
4/30/99      -0.0068
5/31/99      -0.006
6/30/99      -0.0163
7/31/99       0.007
8/31/99       0.0159
9/30/99       0.0126
10/31/99     -0.0045
11/30/99     -0.0178
12/31/99     -0.0147
1/31/00      -0.0331
2/29/00      -0.0835
3/31/00      -0.0438
4/30/00      -0.078
5/31/00      -0.046
6/30/00       0.0097
7/31/00      -0.0093
8/31/00       0.0073
9/30/00      -0.0179
10/31/00     -0.0298
11/30/00      0.0332
12/31/00      0.0493
1/31/01      -0.045
2/28/01      -0.0067
3/31/01       0.1048
4/30/01       0.0937
5/31/01       0.1453
6/30/01       0.1596
7/31/01       0.1107
8/31/01       0.1614
9/30/01       0.2041
10/31/01      0.2241
11/30/01      0.2314
12/31/01      0.2029
1/31/02       0.2497
2/28/02       0.2463
3/31/02       0.2311
4/30/02       0.248
5/30/02       0.2955
6/30/02       0.3215

SERIES C AUCTION RATE CUMULATIVE PREFERRED STOCK

      On June 27, 2002, the Trust successfully completed its offering of Series C Auction Rate Cumulative Preferred Stock ("Preferred Shares") which was rated 'Aaa' by Moody's Investors Service, Inc. and 'AAA' by Standard & Poor's Rating Services. Shareholder response has been positive and we appreciate the efforts of Salomon Smith Barney Inc. and Gabelli & Company, Inc., the underwriters, and wish to thank and welcome all those investors who participated.

      The Trust issued 5,200 Preferred Shares at $25,000 per share ($130 million) with an initial annualized dividend rate of 1.85% payable on July 3, 2002. Dividend rates for the Preferred Shares are cumulative at a rate that may be reset every seven days based on the results of an auction. The Preferred Shares are redeemable at the option of the Trust, in whole or in part, following any dividend payment date with not less than 15 days and not more than 40 days notice at $25,000 per share plus any accumulated or unpaid dividends. These Preferred Shares do not trade on an exchange. Consistent with our conservative approach, the Trust issued the Preferred Shares in a cost-effective manner at less than an estimated $0.013 per share.

      How do the additional Preferred Shares benefit Common Shareholders? The Trust has earned an 11.31% average annual total return from inception on August 21, 1986 through June 30, 2002. The Preferred Shares were issued with an initial annualized dividend rate of 1.85%. Going forward, the dividend rate will fluctuate weekly based on market conditions. Additionally, the Trust was able to leverage the current low interest rate environment and protect the Trust from increases in such interest rates by entering into a five-year interest rate swap agreement with Citibank at a rate of 4.494%. Any return earned in excess of the stated 4.494% swap rate would benefit Common Shareholders; however, any shortfall from the stated swap rate would have an adverse effect on the Common Shareholder. Therefore, by taking advantage of the historically low interest rate environment and achieving our long-term investment objectives, the Preferred Share issuance offers what we believe is a method of potentially adding wealth for our Common Shareholders. Similar to the Trust's previous preferred offerings, the Adviser will not earn any management fee on the incremental assets during any year in which the net asset value total return on the Trust does not exceed the stated five-year swap rate related to the Preferred Shares. Following the expiration of the swap agreement, the variable dividend rate on the Preferred Shares will serve as the hurdle rate for the Adviser to earn any management fee on the incremental assets, unless the Trust enters into a new swap agreement. Coupled with the Trust's existing Preferred Stock outstanding, the effective dividend rate for the Trust's three classes of Preferred Stock is 6.40%.

      Realized long-term capital gains of the Trust are passed through to all shareholders. In 2001, 87.89% of the common and preferred distributions was classified as long-term capital gains, taxable at a maximum rate of 20%. Accordingly, the ordinary income equivalent yield on the preferred stock at the initial dividend rate of 1.85%, for a shareholder in the 38.6% tax bracket, would be 2.35%.

COMMENTARY

THE ECONOMY: THE RECOVERY IS FOR REAL

      Although consumer confidence readings and retail sales softened in May, most other economic data has been encouraging. Industrial production and productivity continued to trend higher, new housing starts approached record levels, and there was a modest up-tick in business investment. Importantly, inflation remained dormant, most likely postponing any Federal Reserve Board ("Fed") interest rate hikes. We believe full year 2002 Gross Domestic Product ("GDP") growth will be above the 3% to 3.5% range we expected at the beginning of the year and that capital spending plus a recovery in Europe and Japan in 2003 will help sustain economic growth in the year ahead.

      Presently, investors appear to be questioning whether corporate earnings will meet expectations in the coming quarters. We believe profits will be up sharply this year as a result of the economic expansion, increased productivity, cost cutting, financial re-engineering, and big decline in the "everything including the kitchen sink" write-offs taken in 2001. Financial Accounting Standards Board ("FASB") Rule 142, which does not require companies to amortize goodwill, will also help earnings for many companies. In addition, a gradual weakening of the dollar will boost profits for the large U.S.-based multinationals in the S&P 500 Index. Although stocks are still not cheap by historical standards, rising earnings will make equity valuations considerably more reasonable.

THE MARKET: A CRISIS IN CONFIDENCE

      Unfortunately, over the short term, a recovering economy, a rebound in corporate profits, and more reasonable equity valuations may not do much to improve investor psychology, which has been battered by geopolitical tensions and a crisis in confidence in the integrity of corporate America and Wall Street.

      It has become apparent that our quick victory over the Taliban in Afghanistan has not eliminated the threat of terrorism at home or abroad. The seemingly never-ending cycle of violence in the Middle East has further unnerved investors. For a few tense weeks, investors also worried about a nuclear confrontation between Pakistan and India over Kashmir. Clearly, it's a dangerous world out there.

      Investors have come to believe the stock market is a dangerous place as well. Not only have they lost a pile of money over the last two years, but "Enronitis," "Tycosis," "Marthritis" (the insider trading investigation of Martha Stewart), and most recently "WorldCon" have many investors wondering what malady will strike their portfolios next. Following the revelations (to some) that Wall Street research is not what it's cracked up to be, investors are reluctant to go to their broker for a portfolio check-up, fearing the cure may be worse than the disease.

REALITY CHECK

      At this stage, some perspective on the recent scandals in corporate America and Wall Street is in order. I've spent nearly 40 years grilling corporate managers about their businesses. Most have been honest, albeit with a tendency to "accentuate the positives and de-centuate the negatives." Some have been disingenuous, doing their best to sweep the bad news under the rug. While I've seen many incompetent managements run good companies into the ground, I've only encountered a few who have been outright crooks.

      Unfortunately, corporate skullduggery was on the rise, in part due to "momentum" investing, which focuses on short-term earnings dynamics, as well as the widespread use of stock options -- the cocaine of the corporate elite -- that reward managements on the basis of their companies' stock prices rather than improving business fundamentals. It is little wonder that some managements are willing to cook the books to enhance and/or protect the value of these enormous options packages.

      We are a little more cynical regarding Wall Street's improprieties. We have always been wary of Wall Street research, primarily because we feel most sell-side analysts do not do as thorough a job as we do. Also, although the conflict of interest between investment banking and equity research may be front-page news to the investor public, it is old hat to investment professionals. Writing a negative research report on the stock of one of your firm's investment banking clients has always been a sure-fire way for sell-side analysts to end up on the unemployment line.

      Although corporate accounting has never been transparent -- we have been fighting our way through pages of footnotes attached to corporate financial statements for years -- we would welcome reform in this area as well. We expect a certain amount of accounting gimmickry will always be the norm, as the bean counters figure out how to skirt whatever new rules are put in place. However, separation of auditors from management consultants would be the first step in resolving potential conflicts of interest.

      Hopefully, we will make some progress on all these fronts. In the coming quarters, we may continue to see negative headlines further denting investor confidence. However, we believe that as the economic recovery unfolds and corporate earnings meet or beat consensus expectations, investors will refocus on an expanding number of excellent opportunities in the stock market.

BACK TO BASICS

      In an economic dynamic and stock market turmoil like this we want to go back to basics. The stock market is a function of several inter-related elements:

      o Earnings/Economy

      o Inflation/Interest Rates

      o Mr. Market/Psychology

DOUBLE-DIGIT RETURNS - ARE THEY ACHIEVABLE?

      Many corporate sponsors (public companies tied to liabilities with plan assets) have made certain assumptions about inflation. In the 1990s, stocks returned 18.2% and in the 1980s, 17.5%. Those lofty returns were not sustainable and the past couple years have proved that premise. Expectations for returns in the future should be more in line with the historical numbers. 9% to 9.5% is the number that most have migrated to over the past several years. Is this sustainable? What portfolio mix is necessary to achieve these results if rates on fixed income instruments are under 6%? To help guide us on a going-forward basis, below is a road map of returns over the last seventy-five years prepared by Ibbotson Associates, a data services firm that provides historical research information.

      Chart I compares the returns by decade of three separate asset classes and the rate of inflation. The "Stocks" category consists of the S&P 500 Composite Index with dividends reinvested. The "Bonds" consist of Long Term Government Bonds with a maturity of 20 years. The "Bills" represent the total return of 30-day Treasury bills. "Inflation" reflects the Consumer Price Index of all Urban consumers and is not seasonally adjusted.

                         CHART I: A CENTURY OF INVESTING
                        COMPOUNDED ANNUAL RATES OF RETURN

                 STOCKS           BONDS          BILLS       INFLATION
----------------------------------------------------------------------
 02 (YTD)          -13.2%           3.6%           0.9%          1.8%
 01                -11.9            3.6            4.1           2.0
 00                 -9.1           21.5            5.9           3.4

 90's               18.2            8.8            4.9           2.9
 80's               17.5           12.6            8.9           5.1
 70's                5.9            5.5            6.3           7.4
 60's                7.8            1.4            3.9           2.5
 50's               19.4           -0.1            1.9           2.2
 40's                9.2            3.2            0.4           5.4
 30's                0.0            4.9            0.6          -2.0
 ---------------------------------------------------------------------
 1926-2002          10.6%           5.9%           3.8%          3.0%

 SOURCE: IBBOTSON ASSOCIATES AS OF 6/30/2002

      Chart II details returns on the S&P 500 Index. Note the number of declines.

                                   S&P 500 TOTAL RETURNS

ONLY TWICE HAS THE S&P 500 HAD TOTAL RETURN DOWN THREE OR MORE YEARS. IT LOOKS LIKE WE'RE POISED FOR THE THIRD, BUT NOTE THE MARKET GAINS IN THE YEARS FOLLOWING CONSECUTIVE DECLINES.

[GRAPHIC OMITTED]
[GRAPHIC OF ARROWS OMITTED]

          YEAR          TOTAL RETURNS
          2001              -11.9%
          2000               -9.1
          1999               21.0
          1998               28.6
          1997               33.4
          1996               23.1
          1995               37.4
          1994                1.3
          1993               10.0
          1992                7.7
          1991               30.6
          1990               -3.2
          1989               31.5
          1988               16.8
          1987                5.2
          1986               18.5
          1985               32.2
          1984                6.3
          1983               22.5
          1982               21.4
          1981               -4.9
          1980               32.4
          1979               18.4
          1978                6.6
          1977               -7.2
          1976               23.8
          1975               37.2
          1974              -26.5
          1973              -14.7
          1972               19.0
          1971               14.3
          1970                4.0
          1969               -8.5
          1968               11.1
          1967               24.0
          1966              -10.1
          1965               12.5
          1964               16.5

        YEAR          TOTAL RETURNS
        1963               22.8%
        1962               -8.7
        1961               26.9
        1960                0.1
        1959               12.0
        1958               43.3
        1957              -10.8
        1956                6.6
        1955               31.6
        1954               52.6
        1953               -1.0
        1952               18.4
        1951               24.0
        1950               31.7
        1949               18.8
        1948                5.5
        1947                5.7
        1946               -8.1
        1945               36.4
        1944               19.8
        1943               25.9
        1942               20.3
        1941              -11.6
        1940               -9.8
        1939               -0.4
        1938               31.1
        1937              -35.0
        1936               33.9
        1935               47.7
        1934               -1.4
        1933               54.0
        1932               -8.2
        1931              -43.3
        1930              -24.9
        1929               -8.4
        1928               43.6
        1927               37.5
        1926               11.6

SOURCE: ISI GROUP

      As we have said in our previous shareholder reports, we believe that the economy in the decade of the aughts will grow at 3% to 3.5% and that inflation will be about 3% (don't get concerned with our country's ability to deal with guns and Guccis). As a result, the overall markets should return 6% to 8% to investors. We believe that our Trust will be able to continue to generate double-digit returns.

CORPORATE GOVERNANCE

      It has become fashionable for institutional investors to talk about corporate governance. Some are focusing on compensation, some are focusing on stock options. We want to share with you the following table labeled "The Magna Carta of Shareholder Rights," which we published in 1988. In it, we indicated what we believe as ombudsman for our shareholders -- we are not for management or against management, we are for shareholders. This is our long-standing tenet.

655 Third Ave.                                           Gabelli & Company, Inc.
New York, N.Y. 10017                                                May 16, 1988

                                   MAGNA CARTA
                                       OF
                               SHAREHOLDER RIGHTS

There has been a great deal of dialogue among fund sponsors, especially among corporate sponsors, about the voting of proxies. The U.S. Department of Labor has focused on this as well. We thought it timely to share with you our thought process on the voting of proxies.

THE MAGNA CARTA (A) OF SHAREHOLDER RIGHTS

As we have stated in the past, we are neither for nor against management. We are for shareholders.

As security analysts we are best informed (sic!) to make the decisions on matters that will affect the economic value of investments. We believe a Magna Carta of Shareholder Rights should exist. What do you as a professional in the investment business think?

We feel there are issues that affect corporate governance. The following list outlines our position on these issues:

                  WE ARE IN FAVOR OF:           WE WILL VOTE AGAINST:
                  -------------------           ---------------------
                  o Cumulative Voting           o Greenmail
                  o Golden Parachutes           o Poison Pills
                  o One Share: One Vote         o Supermajority Voting
                  o Cash Incentives             o Blank Check Preferreds
                  o Pre-emptive Rights          o Super-Dilutive Stock Options

This is our policy. We will make exceptions when we encounter management that demonstrates superior sensitivity to the needs of shareholders. What are you doing?

---------------
(a) The MAGNA CARTA (L.  great charter) was signed in June 1215 at  Runnymede on
the  Thames.  It was  the  decisive  step  forward  in   the  establishment   of
constitutional government in England.

Mario J. Gabelli, C.F.A.                       [COPYRIGHT] GAMCO Investors, Inc.

      Where art thou now, White Knight? Today our focus is to suggest that we need to eliminate the poison pill. Why? We believe in an old maxim, that "power corrupts and absolute power corrupts absolutely."

      The introduction of the poison pill weakened a discipline to management's errant activities -- a takeover by someone who could marshal and energize the assets better. The second part was that with all of us desiring to align management's interests with shareholders, we want to reframe that with this premise: Management's responsibility is to grow the intrinsic value of the enterprise as well as to make sure that the public price tracks that intrinsic value. Another basic premise of the free market system is that capital has to move to its highest returns. Lazy assets and lazy managements have to be energized. A takeover that attempts to narrow the spread acts as a powerful cleansing tool and a powerful catalyst to stimulate management.

      Poison pills are major deterrents that have to be eliminated. Our adviser and its affiliate, Gabelli Asset Management Company, are initiating actions to have companies remove their poison pills.

      We will again refocus our energies, as we have identified in our Magna Carta, on stock options. If companies want to issue them in lieu of cash, then account for them as an expense! We will also echo comments of other observers that the accounting for these options has to be reexamined, namely they should flow through the P&L (profit and loss statement) as opposed to just the balance sheet. Obviously, the issues with stock options will be resolved.

THE BEAUTY AND THE BEAST

      Many of the shares in our portfolio, which we view as princely, turned out to be beasts because they weren't capable of making love (i.e. nobody would make love to them).

      In other words, the consolidation we thought would occur in broadcasting, cable, wireless and telecom did not unfold. The culprit: constraints were not lifted as readily as we anticipated at the Federal Communications Commission ("FCC").

FEDERAL COMMUNICATIONS COMMISSION                         DEEP SIXING THE BIG 6?

On September 17th, 2001, we published a report entitled REGULATORY CHANGE = CATALYST. In it, we laid out our bullish case for a sweeping near-term media and telecommunications regulatory overhaul, led by FCC Chairman Michael Powell (See
Exhibit 1 below and our September report).

EXHIBIT 1: SEPTEMBER 2001 BULL CASE

---------------------------------------------------------------------------------------------------------------------------
REGULATION                       CURRENT STATUS                               "BULL CASE"
---------------------------------------------------------------------------------------------------------------------------
- Cable Ownership Cap            30% of pay TV subscribers                    Above 50% or no cap

- Affiliated Programming Cap     Affiliated content < 40% of first 75         No cap
                                 channels

- Cable/Broadcast Cross-         No cable and broadcast TV in same            Removal of ban
  ownership                      Designated Market Area (DMA)

- Cable Dual Must Carry          Must carry analog broadcast signal           Not forced to carry both broadcast
                                                                              digital and analog

- Cable Open Access              Notice of Inquiry                            No forced open access

- Satellite Must Carry           Must carry all local analog broadcasts       DBS Co. chooses which broadcast
                                 if carry one                                 stations to carry

- Broadcast/Newspaper Cross-     No newspaper and broadcast station in        Removal of ban
  ownership                      same DMA

- National TV Ownership Cap      35% of television audience                   Above 50% or no cap

- TV Duopolies                   Can own two stations in one market if        Eliminate rating and voice tests
                                 only one is in top four and eight
                                 independent voices exist

- Wireless Spectrum Cap          45 MHz in urban and 55 MHz in rural          No cap
                                 markets

- Wireline - Section 271         Regional Bell Operating Companies (RBOCs)    RBOCs can offer in-region LD
                                 cannot offer in-region Long Distance (LD)

While the deregulation roadmap we laid out for the media and telecom industries in our report (see the "Bull Case" above) is still valid, progress is taking longer than we had originally expected. Whether this delay is political or due to a cautious FCC is a subject of debate. Considerable friction has developed between Michael Powell and vocal Democratic Senator Fritz Hollings. The facts are that on June 17th, 2002, the FCC announced that it was combining the rule making proceedings of six key media rules that were moving along separate tracks into one. According to the FCC, the new universal rule should be ready by Spring 2003.

THE "BIG 6"

The six rules to be reviewed together are as follows (The first four we addressed in September - see Exhibit 1.):

     o 35% National TV Ownership Cap
     o TV Duopoly Rule
     o Newspaper/Broadcast Cross-Ownership Rule
     o Cable/Broadcast Cross Ownership
     o Radio Concentration Rule (limited to eight stations within the largest markets)
     o Dual Network Rule (No company can own two of the top four national broadcast networks.)

KEY POINTS

- THE OPTIMIST: STRONGER THEORETICAL UNDERPINNINGS. There will now be one coherent, well thought out rule that should stand the test of intense judicial scrutiny. A series of rulings by the United States Court of Appeals for the District of Columbia Circuit have brought into focus the underpinnings of the FCC rules. We specifically refer to the Court's comments on the 35% TV Ownership Cap, Cable/Broadcast Cross-Ownership and the Local TV Ownership Rules (Duopoly). In general, the court felt the rules were arbitrary. We believe the new merger rule will require a rational market analysis of the broad competitive landscape in each specific media market, similar to what takes place today in an FTC anti-trust review. There will be one fabric, as opposed to six rules.

- THE PESSIMIST: DEEP SIX? Again, it remains open for debate what is being driven by politics and what is being driven by the theoretical underpinnings. The cynical side in us tells us that Powell is pushing off the tough decisions until after the 2002 election. If the Republicans take control of the Senate, he may be able to push through the rules without having to joust with Hollings.

- OVERALL MOMENTUM REMAINS POSITIVE. Regardless of what the real driver may be, we believe change is still coming and that remains evident. Given the Court's recent decisions severely criticizing the FCC's rules, we continue to expect more than ever that the industry will be deregulated. (See our Broadcast Deregulation reports dated 3/11/02 and 4/5/02.)

- CONCLUSION OF ENTIRE REVIEW POSSIBLY MOVED FORWARD. Though new regulatory rules were expected to be promulgated in 2002, most industry watchers did not expect all six of the above issues to be addressed this year. Thus, instead of several relatively smaller catalysts hitting the market over the next several years, we believe the unified rule will provide one powerful catalyst in 2003.

- UNCERTAINTY. There still exists a level of uncertainty in the media mergers and acquisitions marketplace.

CONCLUSION

Since a notice of proposed rule making (NPRM) was initiated by the FCC in September 2001 for the Newspaper/Broadcast Cross-Ownership rule and the comment periods have ended, we believe that this rule was the furthest along in the FCC review process and therefore slowed down the most by this event. However, we think that this new process will speed up the time frame for a wider-ranging review of media rules. We note that the rule making process on the 30% cable ownership cap is unaffected here.

More importantly, we believe that this decision by the FCC may have little to no effect on companies' long-term acquisition strategies. The powerful need for consolidation to achieve economies of scale for the global marketplace remains the driver behind the propensity to merge. Several companies have indicated that when faced with an attractive acquisition opportunity they may very well go ahead with it and challenge the rules instead of waiting for the FCC. The FCC's rule changes will provide more fuel to drive natural consolidation. Deals should surface asset value and should therefore drive higher valuations for many companies in the media space.

Evan Carpenter                                             Andrew Rittenberry
(914) 921-6595                                             (914) 921-6592

[COPYRIGHT]Gabelli & Company, Inc. 2002

ONE CORPORATE CENTER  RYE, NY 10580   GABELLI & COMPANY, INC.

                                           TEL (914) 921-3700 FAX (914) 921-5098
--------------------------------------------------------------------------------

This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2002 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees, and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT]Gabelli & Company, Inc. 2002

      On top of that, the Beast got particularly ugly as Adelphia and WorldCom, not to mention the Winstars, Teligents, Global Crossings and Qwests, over-impacted on the market. Indeed, instead of positive developments out of the FCC we had negative ones -- for example Senator Feingold from Wisconsin recently introduced legislation to curtail the ability of radio companies to expand their ownership.

INVESTMENT SCORECARD

      Defense contractors (Curtiss-Wright, Lockheed Martin and Northrup Grumman), food and beverage stocks (Coca-Cola Enterprises, Kellogg Co. and Kerry Group), manufacturers (Nortek and Watts Industries) and industrial companies (Acuity Brands, Nashua and ITT Industries) finished this quarter at the top of our performance list.

      Media and  telecommunications  stocks  dominated our  laggard's  list with
portfolio  holdings  such  as  Cablevision  Systems,  UnitedGlobalCom,   Vivendi
Universal, AT&T, Sprint and Broadwing giving substantial ground.

THE MEDIA STOCK MASSACRE

      Media stocks, with the exception of newspaper publishers, were clobbered in the second quarter, with some of our favorite companies near the bottom of the Trust's performance list. Several factors -- investor concern over relatively high debt levels in the media industry (especially in cable television), heavy institutional ownership and an absence of deals despite regulatory changes that should promote further consolidation in the industry -- were responsible for the media stock massacre.

      We believe these three factors will work in media stocks' favor in the year ahead. Ad spending should improve as the economic recovery and "political spending" unfolds. In fact, "up-front" advertising sales for broadcasters have already firmed considerably. The implication is that corporations believe ad prices will rise in the spot market in the coming quarters. As media company cash flows improve, investor concern over debt will diminish. Finally, we think it is simply a matter of time before we see more deals resulting from new rules that permit ownership of broadcast and cable television properties in the same markets and that allow broadcasters to increase their national "footprint." As regulatory barriers continue to come down -- we expect rules currently preventing companies from owning television stations and newspapers in the same market to be modified or eliminated this year -- deal activity should resume, helping to surface values in the beaten down media sector.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $36.32 - NYSE), one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes 80% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and consumers; American Express Financial Advisors, which contributes 17% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations, and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share ("EPS") growth between 12% and 15%.

AT&T CORP. (T - $10.70 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional and local telecommunications, cable television and Internet services. The company is in the process of splitting itself into four separate entities. As part of the restructuring, AT&T has converted AT&T Wireless (AWE - $5.85 - NYSE) from a tracking stock to an asset-based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, is in the process of being acquired by Comcast Corp. (CMCSK - $23.84 - Nasdaq) in a $70 billion transaction that will form the largest cable operator in the country with about 22 million subscribers. The deal has recently received shareholder approval and pending regulatory approvals is expected to close by the end of 2002. As a result of the Comcast merger, AT&T will be left with a significantly de-leveraged balance sheet and two businesses: business services catering to large corporations and consumer operations providing long distance services to about 50 million households.

BERKSHIRE HATHAWAY INC. (BRK'A - $66,800 - NYSE) is Warren Buffett. The company has interests in insurance (notably GEICO and General Re), publishing, aviation, retailing, and manufacturing. Its investment portfolio includes over $28 billion of marketable equity securities. Berkshire has grown rapidly through acquisitions over the past 15 years, including Kirby vacuum cleaners; World Book encyclopedias; H. H. Brown, Dexter and Justin footwear; Executive Jet aviation; Dairy Queen restaurants and snack treats; Johns Manville building products; Benjamin Moore paints; Shaw Industries carpets; MiTek steel connectors; XTRA transportation leasing; GEICO insurance; and General Re reinsurance. GEICO, the sixth largest auto insurer in the U.S., contributes 17% of revenues while General Re, the fourth largest reinsurer globally, contributes 23% of revenues.

GENUINE PARTS CO. (GPC - $34.87 - NYSE), a Georgia corporation incorporated in 1928, is the premier service organization engaged in the traditional distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company), is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The financially troublesome Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus.

LIBERTY MEDIA CORP. (L - $10.00 - NYSE), run by savvy deal maker and media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, USA Interactive, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

PEPSICO INC. (PEP - $48.20 - NYSE) is a $25 billion food and beverage company after the acquisition of Quaker Oats was completed on August 2, 2001. PepsiCo added several products to its existing portfolio of the Pepsi-Cola and Frito Lay brands, such as Gatorade and the Quaker Oat snack and food businesses. The company is focused on the faster growing convenience category, improving their distribution systems and extracting the synergies expected from the merger. PepsiCo is also benefiting from the introduction of new products such as Mountain Dew Code Red, Pepsi Twist, Pepsi Blue, Starbucks Doubleshot, Bistro chips and the continued robust growth of Aquafina.

SCRIPPS (E.W.) CO. (SSP - $77.00 - NYSE), headquartered in Cincinnati, Ohio, is a diversified media company with operations throughout the United States combining traditional and new media. The company is the tenth largest newspaper publisher in the U.S. with 21 daily newspapers. Scripps also has 10 television stations, reaching one in every ten homes in America. Additionally, Scripps Networks includes four national cable networks: Home & Garden Television, Food Network, Do It Yourself and Fine Living. Lastly, the company has a global licensing and syndication business which syndicates more than 150 comic strips and editorial features, including PEANUTS and DILBERT. Scripps is focused on growing and strengthening its cable television business.

SPS TECHNOLOGIES INC. (ST - $38.17 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. SPS has made 18 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the fastener and component industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

TELEPHONE & DATA SYSTEMS INC. (TDS - $60.55 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through 81%-owned United States Cellular (USM - $25.45 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom (DT - $9.31 - NYSE), a former German phone monopoly, TDS owns 131.6 million shares of Deutsche Telekom, representing 2.25 shares of DT per share of TDS. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

VIACOM INC. (VIA - $44.46 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

SHAREHOLDER MEETING - MAY 20, 2002 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 20, 2002 at the Bruce Museum in Greenwich, Connecticut. At that meeting, common shareholders and preferred shareholders voting as a single class elected Frank J. Fahrenkopf, Jr., Arthur V. Ferrara and Salvatore J. Zizza as Directors of the Trust. A total of 120,975,558 votes, 121,385,966 votes and 121,266,291 votes were cast in favor of each Director and 1,106,598 votes, 1,026,191 votes and 805,865 votes were withheld for each Director, respectively. Preferred shareholders voting as a separate class elected Anthony J. Colavita as a Director of the Trust. A total of 11,564,422 votes were cast in favor of this Director and 72,412 votes were withheld for this Director.

      Mario J. Gabelli, Thomas E. Bratter, James P. Conn, Karl Otto Pohl and Anthony R. Pustorino continue to serve in their capacities as Directors of the Trust.

      We thank you for you participation and appreciate your continued support.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Trust continues to maintain its 10% Distribution Policy whereby the Trust pays to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Trust distributed $0.27 per share on June 24, 2002.

      Under the policy, distributions are made at the annual rate of 10% of the average of the calendar quarter-end net assets of the Trust's common stock at December 2001 and March, June, and September 2002. The Trust normally distributes $0.27 per share to common stock shareholders in March, June, and September. The fourth quarter distribution is a variable adjusting distribution in December. The adjusting distribution is the greater of the remaining portion of 10% of the average net assets to be distributed (10% of the average net assets less the cumulative amount paid in March, June, and September) or the minimum distribution required by IRS regulations.

      Using June quarter-end net asset figures in place of September quarter-end net asset figures for discussion purposes, 10% of the Trust's average net assets equates to $0.81 per share. Under the existing policy, a distribution of $0.27 per share in September would bring the total distribution for 2002 to $0.81 per share ($0.27 per share per quarter x 3 quarters = $0.81 per share), satisfying the Trust's 10% Distribution Policy projected required amount.

      Each quarter, the Board of Directors reviews the amount of any potential distribution based on the income, capital gains or capital available. As of June 30, 2002, the Trust has approximately $366 million ($2.78 per common share) of gross unrealized appreciation on portfolio securities which could be realized through the sale of portfolio securities and distributed to shareholders. In any event, the Trust will continue to make every effort to provide our common stock shareholders with consistent distributions throughout the year pursuant to our policy.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on June 26, 2002 of $0.453125 per share. For the twelve months ended June 30, 2002, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for September 2002.

7.20% TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.20% Tax Advantaged Series B Cumulative Preferred Stock paid a cash distribution on June 26, 2002 of $0.45 per share. The Series B Preferred Shares were issued on June 20, 2001 at $25.00 per share and will pay distributions quarterly at an annual dividend rate of $1.80 per share. The next distribution is scheduled for September 2002.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                            WHEN
                      ---                            ----
     Special Chats:   Mario J. Gabelli               First Monday of each month
                      Howard Ward                    First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      AUGUST                         SEPTEMBER                       OCTOBER
                      ------                         ---------                       -------
     1st Wednesday    Susan Byrne                    Caesar Bryan                    Walter Walsh & Laura Linehan
     2nd Wednesday    Lynda Calkin                   Hart Woodson                    Caesar Bryan
     3rd Wednesday    Walter Walsh & Laura Linehan   Charles Minter & Martin Weiner  Henry Van der Eb
     4th Wednesday    Barbara Marcin                 Barbara Marcin                  Lynda Calkin
     5th Wednesday                                                                   Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      As the old saying goes, "the darkest hour is just before dawn." We are not suggesting the stock market is about to take off in the coming quarters. However, the fundamental picture -- an expanding economy, low interest rates, rising earnings and more reasonable equity valuations -- raises the floor under equities.


                             Sincerely,

                             /S/ Mario J. Gabelli

                             MARIO J. GABELLI, CFA
                             Portfolio Manager and Chief Investment Officer

August 1, 2002

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2002

American Express Co.                            PepsiCo Inc.
AT&T Corp.                                      Scripps (E.W.) Co.
Berkshire Hathaway Inc.                         SPS Technologies Inc.
Genuine Parts Co.                               Telephone & Data Systems Inc.
Liberty Media Corp.                             Viacom Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                           QUARTER ENDED JUNE 30, 2002
                                   (UNAUDITED)

                                                      OWNERSHIP AT
                                                        JUNE 30,
                                            SHARES        2002
                                            ------    ------------
NET PURCHASES
COMMON STOCKS
Abbott Laboratories ....................    20,000        20,000
Adelphia Communications Corp., Cl. A ...   120,000       120,000
AES Corp. ..............................    52,000        52,000
Agere Systems Inc., Cl. B (a) ..........   134,393       134,393
Allegiance Telecom Inc. ................     1,500         9,000
AOL Time Warner Inc. ...................    45,000       620,000
AT&T Wireless Services Inc. ............    50,000       550,170
Bank Of Ireland, Ireland ...............    11,000       110,000
Boots Co. pl ...........................    60,000        60,000
Bristol-Meyers Squibb Co. ..............   110,000       110,000
Broadwing Inc. .........................    40,000       850,000
BT Group plc, ADR ......................     5,000        34,000
Cablevision Systems Corp., Cl. A .......    20,000       535,000
Campbell Soup Co. ......................     5,000        70,000
Charter Communications Inc., Cl. A .....    30,000        30,000
Cheung Kong (Holdings) Ltd. - Rts. (b) .     3,000         3,000
Clear Channel Communications Inc. (c ) .    15,015        15,015
Coca-Cola Hellenic Bottling Co. SA .....    20,000        20,000
Cooper Industries Ltd., Cl. A ..........   120,000       120,000
Corning Inc. ...........................    50,000       510,000
Curtiss-Wright Corp. Cl. B .............     3,000       101,320
DQE Inc. ...............................    50,000       100,000
Dreyer's Grand Ice Cream Inc. ..........    20,000        20,000
El Paso Corp ...........................    80,000        80,000
Ferro Corp. ............................    25,000       340,000
Ford Motor Co. .........................     5,000        20,000
Gas Natural SDG SA .....................    25,000        25,000
Gemstar-TV Guide International Inc. ....   110,000       140,432
Genuity Inc. (d) .......................    30,000        30,000
GrafTech International Ltd. ............    75,000        75,000
Greek Organization Of Football
   Prognostics .........................    30,000        30,000
Grupo Bimbo SA de CV, Ser. A ...........    89,000       440,000
Grupo TMM SA de CV, Cl. A, ADR .........    20,000        20,000
GTECH Holdings Corp. (e) ...............     4,000         8,000
HBOS plc ...............................    10,000        66,000
Heinz (H.J.) Co. .......................    29,000       114,000
Hilton Group plc .......................   810,000     2,460,000
IVAX Corp. .............................    15,000        15,000
Knight-Ridder Inc. .....................    15,900        15,900
Leap Wireless International Inc. .......    20,000       160,000
Liberty Media Corp., Cl. A .............    40,000     1,840,000
Liberty Satellite & Technology
   Inc., Cl. A (f) .....................    34,000        34,000
Lin TV Corp., Cl. A ....................     5,000         5,000
Mellon Financial Corp. .................     1,900        85,000
Merck & Co. Inc. .......................     5,000        40,000
Mirant Corp. ...........................    30,000        90,000
mm02 plc ADR ...........................    10,800       140,800
Muenchener Rueckversicherungs-
   Gesellschaft AG .....................     5,000         5,000

                                                      OWNERSHIP AT
                                                        JUNE 30,
                                            SHARES        2002
                                            ------    ------------
NTT DoCoMo Inc. ........................       800         1,000
PACCAR Inc. (g) ........................    10,000        30,000
Parmalat Finanziaria SpA ...............   150,000       150,000
Pennzoil-Quaker State Co. ..............   144,800       358,200
Pernod-Ricard SA .......................     7,000         7,000
PRIMEDIA Inc. ..........................    50,000       350,000
Qwest Communications
   International Inc. ..................   180,000       200,000
Rainbow Media Group, Cl. A .............    10,000       560,000
Regal Entertainment Group, Cl. A .......    15,000        15,000
SBC Communications Inc. ................    90,000       205,000
Sequa Corp., Cl. B .....................     3,000        78,000
Smucker (J.M.) Co. (h) .................     2,000         2,000
Texas Instruments Inc. .................    70,000       110,000
Tod's SpA ..............................     7,750         7,750
TotalFinaElf SA ........................     1,000         7,907
Tsakos Energy Navigation Ltd. ..........    29,273        29,273
Tyco International Ltd. ................    35,000        35,000
Unitrin Inc. ...........................     8,500        58,500
Verizon Communications Inc. ............    45,000       340,000
Vivendi Universal SA ...................     5,000        35,900
Vivendi Universal SA, ADR ..............    20,000       230,000
Westar Energy Inc. .....................   260,000       260,000
Worldcom Inc. - MCI Group ..............    20,000       120,000
PREFERRED STOCKS
Gray Communications Systems Inc.,
   8.000% Cv. Pfd., Ser. C .............        90            90
Hercules Trust I, 9.420% Pfd. ..........    21,700        21,700

                                          PRINCIPAL
CORPORATE BONDS                            AMOUNT
                                          ---------
Agere Systems Inc.,
   Sub. Dev. Cv., 6.500%, 12/15/09 .....$3,500,000    $3,500,000
Charter Communications Inc.,
   Cv., 4.750%, 06/01/06 ...............   400,000       900,000

NET SALES                                   SHARES
COMMON STOCKS                               ------
Ackerley Group Inc. (c ) ...............   (42,900)           --
Aegon NV ...............................   (26,000)           --
Allianz AG .............................    (4,100)           --
AT&T Canada Inc., Cl. B ................   (50,000)           --
BAE Systems plc ........................   (50,000)      100,000
Bank of Ireland, London ................   (11,000)           --
Bank One Corp. .........................   (20,000)       85,000
Compass Group plc ......................  (150,940)           --
Cooper Industries Inc. .................  (120,000)           --
Dominion Resources Inc. ................    (2,500)        2,500
Donaldson Co. Inc. .....................    (3,000)      216,000

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                           QUARTER ENDED JUNE 30, 2002
                                   (UNAUDITED)

                                                      OWNERSHIP AT
                                                        JUNE 30,
                                            SHARES        2002
                                            ------    ------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Embratel Participacoes SA, ADR ..........  (15,000)      200,000
EMC Corp. ...............................  (10,000)      160,000
Energizer Holdings Inc. .................   (5,000)      345,001
Flowserve Corp. .........................  (15,000)      135,000
Genuity Inc. (d) ........................ (180,000)           --
Gerber Scientific Inc. ..................   (5,000)      100,000
Halliburton Co. .........................  (20,000)      280,000
Hilton Hotels Corp. .....................  (10,000)      650,000
IDEX Corp. ..............................  (38,700)      211,300
Independent News & Media plc, Dublin .... (215,000)      196,000
ITT Industries Inc. .....................   (5,000)      120,000
Japan Telecom Co. Ltd. ..................      (35)          230
Liberty Satellite & Technology
   Inc., Cl. A (f) ...................... (340,000)           --
MGM Mirage ..............................  (30,000)       60,000
Midland Co. .............................     (300)       99,700
National Service Industries Inc. ........     (500)       34,500
Neiman Marcus Group Inc., Cl. B .........  (14,500)       90,000
Northrop Grumman Corp. ..................   (6,978)       91,000
NTL Inc. ................................  (20,000)       20,000
NTT DoCoMo Inc.-W/I .....................     (800)           --
Obic Co. Ltd. ...........................   (1,500)           --
PepsiCo Inc. ............................  (25,000)      500,000
RCN Corp. ...............................  (20,000)      110,000
Reader's Digest Association
   Inc., Cl. B ..........................  (45,000)      140,000
Reuters Group plc, ADR ..................  (10,833)           --
Rohm and Haas Co. .......................  (80,000)       20,000
Rohm Co. Ltd. ...........................   (1,400)        6,000
Sprint Corp. - PCS Group ................  (20,000)      230,000
Superior Industries International Inc. ..  (35,000)       25,000
Swiss Re ................................   (6,000)        4,200
Telefonica SA, ADR ......................  (13,884)      265,140
THK Co. Ltd. ............................  (11,000)       33,000
Tokyo Electron Ltd ......................   (1,000)        8,400
Tsakos Energy Navigation Ltd.              (31,273)           --
Tyson Foods Inc., Cl. A .................  (90,000)           --

                                                      OWNERSHIP AT
                                                        JUNE 30,
                                            SHARES        2002
                                            ------    ------------
UCAR International Inc. .................  (75,000)           --
USA Interactive .........................   (5,000)      490,000
Vodafone Group plc ...................... (100,000)      453,888
Western Resources Inc. .................. (250,000)           --
Winn-Dixie Stores Inc. ..................  (10,000)       40,000

------------------
(a) Spinoff - 0.2646 shares of Agere Systems Inc., Cl. B for every 1 share of Lucent Technologies Inc.
(b) Spinoff - 0.0400 shares of Cheung Kong (Holdings) Ltd. - Rts for every 1 share of Cheung Kong (Holdings) Ltd.
(c) Merger - 0.3500 shares of Clear Channel Communications Inc. for every 1 share of Ackerley Group Inc
(d) 1 for 20 stock split
(e) 2 for 1 stock split
(f) 1 for 10 stock split
(g) 3 for 2 stock split
(h) Spinoff - 0.0200 shares of Smucker (J.M.) Co. for every 1 share of Procter & Gamble Co.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              COMMON STOCKS -- 82.6%
              FINANCIAL SERVICES -- 7.6%
      90,000  Allstate Corp. .......... $ 2,376,366   $ 3,328,200
     550,000  American Express Co. ....  19,230,623    19,976,000
      36,400  Argonaut Group Inc. .....     977,772       779,688
      90,000  Banco Santander Central
                Hispano SA, ADR .......     322,130       701,100
     110,000  Bank of Ireland .........     635,101     1,366,676
      80,000  Bank of New York Co. Inc.   2,960,687     2,700,000
      85,000  Bank One Corp. ..........   2,606,390     3,270,800
     282,000  Bankgesellschaft
                Berlin AG+ ............   5,606,801       523,599
         260  Berkshire Hathaway
                Inc., Cl. A+ ..........     824,299    17,368,000
       5,000  Block (H&R) Inc. ........      97,625       230,750
     190,000  Commerzbank AG, ADR .....   3,839,967     2,880,400
     160,000  Deutsche Bank AG, ADR ...   6,917,270    11,121,600
      20,000  Dun and Bradstreet Corp.+     333,130       661,000
      66,000  HBOS plc ................     472,591       714,296
      25,000  Hibernia Corp., Cl. A ...     198,750       494,750
      20,000  Invik & Co. AB, Cl. B ...     936,800       587,584
     100,000  Irish Life & Permanent
                plc, Dublin ...........     781,432     1,446,871
      60,000  John Hancock Financial
                Services Inc. .........   2,322,590     2,112,000
      50,000  JP Morgan Chase & Co. ...   1,334,283     1,696,000
      64,000  Leucadia National Corp. .   2,040,082     2,026,240
      85,000  Mellon Financial Corp. ..   2,750,640     2,671,550
      99,700  Midland Co. .............   1,114,894     5,031,859
      30,000  Moody's Corp. ...........     666,995     1,492,500
       5,000  Muenchener
                Rueckversicherungs-
                Gesellschaft AG .......   1,219,733     1,185,150
     186,500  Nikko Cordial Corp. .....   1,436,073       941,400
     185,000  Phoenix Companies Inc. ..   2,981,430     3,394,750
       2,500  Prudential Financial Inc.+     68,750        83,400
      50,000  Prudential plc ..........     754,035       457,296
      60,000  RAS SpA .................     660,245       805,309
      60,000  Riggs National Corp. ....     552,538       894,600
      50,000  Schwab (Charles) Corp. ..     730,625       560,000
      80,000  State Street Corp. ......   1,417,370     3,576,000
      30,000  Stilwell Financial Inc. .     470,955       546,000
      20,000  SunTrust Banks Inc. .....     419,333     1,354,400
       4,200  Swiss Re ................     434,171       410,644
     100,000  T. Rowe Price Group Inc.    3,379,425     3,288,000
       7,000  Travelers Property
                Casualty Corp., Cl. A+      129,500       123,900
      58,500  Unitrin Inc. ............   1,073,500     2,092,545
     130,000  Wachovia Corp. ..........   4,051,382     4,963,400

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
      55,100  Waddell & Reed Financial
                Inc., Cl. A ........... $ 1,150,377   $ 1,262,892
                                       ------------ -------------
                                         80,276,660   109,121,149
                                       ------------ -------------
              TELECOMMUNICATIONS -- 7.4%
       8,132  Aliant Inc. .............      72,479       149,499
       9,000  Allegiance Telecom Inc.+       75,638        16,470
      30,000  ALLTEL Corp. ............     617,209     1,410,000
   1,500,000  AT&T Corp. ..............  25,512,207    16,050,000
       3,333  Avaya Inc.+ .............      26,540        16,498
     320,000  BCE Inc. ................   8,524,049     5,574,400
      33,400  Brasil Telecom
                Participacoes SA, ADR .   1,940,826       945,554
     850,000  Broadwing Inc.+ .........   8,374,257     2,210,000
   1,775,000  BT Group plc+ ...........   7,339,812     6,818,284
      34,000  BT Group plc, ADR+ ......   1,326,152     1,296,080
   3,338,192  Cable & Wireless Jamaica
                Ltd. ..................     101,642       113,500
     173,000  Cable & Wireless plc, ADR   4,035,260     1,344,210
     130,000  CenturyTel Inc. .........   2,760,538     3,835,000
     100,000  Citizens Communications
                Co.+ ..................   1,226,788       836,000
     255,466  Commonwealth Telephone
                Enterprises Inc.+ .....   4,424,217    10,279,952
      20,000  Commonwealth Telephone
                Enterprises Inc., Cl. B+    128,902       820,000
      45,000  Compania de
                Telecomunicaciones de
                Chile SA, ADR .........     721,724       551,250
   1,577,000  CoreComm Ltd.+ ..........     238,320        63,080
     240,278  Deutsche Telekom AG,
                ADR ...................   4,091,422     2,236,988
     200,000  Embratel Participacoes SA,
                ADR ...................   3,112,869        80,000
      27,000  France Telecom SA, ADR ..   1,024,124       253,260
         230  Japan Telecom Co. Ltd. ..     801,311       658,206
     100,000  KPN NV+ .................     232,728       468,134
     200,000  Qwest Communications
                International Inc.+ ...   1,048,965       560,000
     110,000  RCN Corp.+ ..............     780,983       150,700
       9,655  Rogers Communications
                Inc., Cl. B+ ..........     137,424        86,336
     110,345  Rogers Communications
                Inc., Cl. B, ADR+ .....   1,537,198     1,008,553
     205,000  SBC Communications Inc. .   6,853,475     6,252,500
     350,000  Sprint Corp. - FON Group    8,833,016     3,713,500
     186,554  Tele Norte Leste
                Participacoes SA, ADR .   2,554,387     1,856,212

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
      40,000  Telecom Argentina Stet
                France Telecom SA,
                ADR+ .................. $   349,211   $    26,000
     400,040  Telecom Italia SpA ......     839,903     3,133,060
     123,000  Telecom Italia SpA, ADR .   2,585,208     9,606,300
     135,000  Telecom Italia SpA, RNC .     517,495       715,979
     265,140  Telefonica SA, ADR+ .....   9,182,548     6,588,729
      16,912  Telefonica SA, BDR+ .....     206,521       140,023
      36,000  Telefonos de Mexico SA,
                Cl. L, ADR ............     389,422     1,154,880
      12,750  TELUS Corp. .............     222,542        90,623
      52,500  TELUS Corp., ADR ........     950,397       373,153
       4,250  TELUS Corp., Non-Voting .      74,181        28,280
      27,500  TELUS Corp., Non-Voting,
                ADR ...................     557,547       182,985
     340,000  Verizon Communications
                Inc. ..................  12,761,426    13,651,000
     120,000  WorldCom Inc. - MCI
                Group .................   1,339,033       108,000
                                       ------------ -------------
                                        128,429,896   105,453,178
                                       ------------ -------------
              FOOD AND BEVERAGE -- 6.9%
      10,108  Advantica Restaurant
                Group Inc.+ ...........      14,357         9,400
      10,800  Cadbury Schweppes plc,
                ADR ...................     271,368       325,944
      70,000  Campbell Soup Co. .......   2,012,307     1,936,200
      30,000  Coca-Cola Co. ...........   1,389,563     1,680,000
      50,000  Coca-Cola Enterprises Inc.    773,534     1,104,000
      20,000  Coca-Cola Hellenic
                Bottling Co. SA .......     320,189       338,558
     100,000  Corn Products
                International Inc. ....   2,916,387     3,112,000
     100,000  Diageo plc ..............   1,037,393     1,298,721
     224,000  Diageo plc, ADR .........   8,642,745    11,569,600
      20,000  Dreyer's Grand Ice
                Cream Inc. ............   1,345,682     1,372,000
      41,600  Flowers Foods Inc.+ .....   1,055,628     1,075,360
      90,000  General Mills Inc. ......   3,178,115     3,967,200
     440,000  Grupo Bimbo SA de CV,
                Ser. A ................     949,109       983,118
      20,000  Hain Celestial Group Inc.+    267,663       370,000
     114,000  Heinz (H.J.) Co. ........   4,571,694     4,685,400
      30,000  Interbrew SA ............     845,071       861,308
     350,000  Kellogg Co. .............   9,771,694    12,551,000
      75,000  Kerry Group plc, Cl. A ..     860,877     1,120,375
      60,500  LVMH Moet Hennessy
                Louis Vuitton, ADR ....     416,625       610,445

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
      41,300  Mondavi (Robert) Corp.,
                Cl. A+ ................ $ 1,286,495   $ 1,413,699
     150,000  Parmalat Finanziaria SpA      442,418       463,690
     600,595  PepsiAmericas Inc. ......   8,073,962     8,972,889
     500,000  PepsiCo Inc. ............  14,253,072    24,100,000
       7,000  Pernod-Ricard SA ........     606,722       685,807
      60,000  Ralcorp Holdings Inc.+ ..     940,903     1,875,000
      20,000  Sara Lee Corp. ..........     398,414       412,800
       2,000  Smucker (J.M.) Co. ......      52,993        68,260
     103,854  Tootsie Roll
                Industries Inc. .......   1,580,957     4,004,610
     150,000  Wrigley (Wm.) Jr. Co. ...   3,610,220     8,302,500
                                       ------------ -------------
                                         71,886,157    99,269,884
                                       ------------ -------------
              ENTERTAINMENT -- 6.0%
     620,000  AOL Time Warner Inc.+ ...  14,622,091     9,120,200
     160,000  Canal Plus, ADR .........      34,010       114,400
     220,000  Disney (Walt) Co. .......   4,846,732     4,158,000
     100,000  EMI Group plc, ADR ......   1,189,467       762,150
     120,000  Fox Entertainment Group
                Inc., Cl. A+ ..........   2,783,871     2,610,000
      50,000  GC Companies Inc.+ ......      54,500        12,500
     140,432  Gemstar-TV Guide
                International Inc.+ ...   2,061,073       756,928
      24,000  Liberty Livewire Corp.,
                Cl. A+ ................      93,109        70,560
   1,840,000  Liberty Media Corp.,
                Cl. A+ ................   9,279,598    18,400,000
     300,000  Metro-Goldwyn-Mayer
                Inc.+ .................   4,962,381     3,510,000
     160,000  Publishing &
                Broadcasting Ltd. .....     893,720       812,871
      15,000  Regal Entertainment
                Group, Cl. A+ .........     285,000       349,800
     100,000  Six Flags Inc.+ .........   1,387,850     1,445,000
     850,000  Viacom Inc., Cl. A+ .....   9,373,638    37,791,000
      35,900  Vivendi Universal SA ....   2,294,754       775,772
     230,000  Vivendi Universal SA,
                ADR ...................   8,896,712     4,945,000
                                       ------------ -------------
                                         63,058,506    85,634,181
                                       ------------ -------------
              DIVERSIFIED INDUSTRIAL -- 5.2%
     220,000  Acuity Brands Inc. ......   3,801,308     4,004,000
     195,000  Ampco-Pittsburgh Corp. ..   2,627,873     2,340,000
     120,000  Cooper Industries Ltd.,
                Cl. A .................   5,953,705     4,716,000
     270,000  Crane Co. ...............   5,062,737     6,852,600
     110,000  GATX Corp. ..............   1,748,853     3,311,000
     200,000  GenTek Inc. .............   1,587,121        44,000
     260,000  Greif Bros. Corp., Cl. A    4,845,131     8,673,860

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              COMMON STOCKS (CONTINUED)
              DIVERSIFIED INDUSTRIAL (CONTINUED)
       3,400  Greif Bros. Corp., Cl. B   $   69,825  $    112,200
     380,000  Honeywell International
                Inc. ..................  13,367,461    13,387,400
     120,000  ITT Industries Inc. .....   3,650,453     8,472,000
     400,600  Lamson & Sessions Co.+ ..   2,458,185     1,562,340
      34,500  National Service Industries
                Inc. ..................     457,454       310,500
      83,715  Park-Ohio Holdings Corp.+   1,009,737       376,718
     213,800  Sensient Technologies
                Corp. .................   3,865,929     4,866,088
      10,000  Smiths Group plc ........     171,257       129,872
       6,000  Sulzer AG+ ..............   1,275,079     1,274,065
     100,000  Thomas Industries Inc. ..   1,388,525     2,880,000
      50,000  Trinity Industries Inc. .     945,000     1,036,000
     170,000  TRW Inc. ................   8,590,646     9,686,600
      35,000  Tyco International Ltd. .     599,534       472,850
                                       ------------ -------------
                                         63,475,813    74,508,093
                                       ------------ -------------
              EQUIPMENT AND SUPPLIES -- 5.2%
     120,000  AMETEK Inc. .............   1,873,494     4,470,000
       2,000  Amphenol Corp., Cl. A+ ..      29,550        72,000
      10,000  Caterpillar Inc. ........     136,559       489,500
      95,000  CIRCOR International Inc.     981,440     1,629,250
     320,000  Deere & Co. .............   3,134,721    15,328,000
     216,000  Donaldson Co. Inc. ......   1,449,454     7,568,640
     135,000  Flowserve Corp.+ ........   2,468,412     4,023,000
      13,000  Franklin Electric Co. Inc.    210,022       611,910
     100,000  Gerber Scientific Inc.+ .   1,060,701       351,000
      75,000  GrafTech International
                Ltd.+ .................   1,008,428       922,500
     211,300  IDEX Corp. ..............   1,377,232     7,078,550
      20,000  Ingersoll-Rand Co., Cl. A     844,600       913,200
      60,000  Lufkin Industries Inc. ..   1,105,223     1,732,200
       1,000  Manitowoc Co. Inc. ......      25,450        35,490
     425,000  Navistar International
                Corp.+ ................   6,419,191    13,600,000
      28,000  Olympus Optical Co. Ltd.      418,424       391,069
      30,000  PACCAR Inc. .............     450,000     1,331,700
     170,000  SPS Technologies Inc.+ ..   2,963,443     6,488,900
      60,000  Sybron Dental Specialties
                Inc.+ .................   1,140,669     1,110,000
      33,000  THK Co. Ltd. ............     790,476       634,636
     250,000  Watts Industries Inc.,
                Cl. A .................   3,331,739     4,962,500
     100,000  Weir Group plc ..........     420,789       432,907
                                       ------------ -------------
                                         31,640,017    74,176,952
                                       ------------ -------------

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              ENERGY AND UTILITIES -- 5.2%
      52,000  AES Corp.+ .............. $   283,977   $   281,840
      70,000  AGL Resources Inc. ......   1,259,271     1,624,000
      37,400  Apache Corp. ............     844,013     2,149,752
     120,000  BP plc ..................     725,215     1,007,880
     248,800  BP plc, ADR .............   5,313,984    12,561,912
     150,000  Burlington Resources Inc.   6,384,591     5,700,000
     115,000  CH Energy Group Inc. ....   4,749,282     5,663,750
      20,000  Cinergy Corp. ...........     609,845       719,800
     210,000  Conoco Inc. .............   5,050,835     5,838,000
      10,000  Constellation Energy
                Group Inc. ............     237,177       293,400
       2,500  Dominion Resources Inc. .     152,000       165,500
      15,000  DPL Inc. ................     355,513       396,750
     100,000  DQE Inc. ................   1,744,412     1,400,000
      30,366  DTE Energy Co. ..........   1,344,098     1,355,538
      80,000  El Paso Corp. ...........   1,980,239     1,648,800
     400,000  El Paso Electric Co.+ ...   3,236,625     5,540,000
      20,000  Energy East Corp. .......     429,788       452,000
       9,400  FPL Group Inc. ..........     507,682       563,906
      25,000  Gas Natural SDG SA ......     460,652       481,467
     280,000  Halliburton Co. .........   4,123,915     4,463,200
      38,632  Kerr-McGee Corp. ........   2,281,548     2,068,744
      90,000  Mirant Corp.+ ...........   1,000,720       657,000
     100,000  NiSource Inc.+ ..........     200,000       208,000
     250,000  Northeast Utilities .....   4,834,797     4,702,500
     358,200  Pennzoil-Quaker State Co.   6,836,957     7,712,046
     100,000  Progress Energy Inc.+ ...      52,000        30,000
      10,400  SJW Corp. ...............     931,126       842,400
      14,000  Southwest Gas Corp. .....     289,625       346,500
       7,907  Total Fina Elf SA .......   1,114,624     1,283,825
     260,000  Westar Energy Inc. ......   4,407,757     3,991,000
                                       ------------ -------------
                                         61,742,268    74,149,510
                                       ------------ -------------
              PUBLISHING -- 4.8%
      20,000  Dow Jones & Co. Inc. ....   1,030,036       969,000
     196,000  Independent News &
                Media plc, Dublin .....     316,913       387,149
      15,900  Knight-Ridder Inc. ......   1,066,095     1,000,905
       5,000  McClatchy Co., Cl. A ....     240,250       321,250
     105,000  McGraw-Hill Companies
                Inc. ..................   2,621,025     6,268,500
     400,000  Media General Inc., Cl. A   9,832,031    24,000,000
     125,000  Meredith Corp. ..........   2,091,314     4,793,750
     115,000  New York Times Co., Cl. A     790,115     5,922,500
     120,000  News Corp. Ltd. .........     696,029       652,093

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              COMMON STOCKS (CONTINUED)
              PUBLISHING (CONTINUED)
      11,016  News Corp. Ltd., ADR .... $   195,892   $   252,597
     400,000  Penton Media Inc.+ ......   4,849,118       860,000
     350,000  PRIMEDIA Inc.+ ..........   1,806,479       427,000
      33,000  Pulitzer Inc. ...........   1,483,667     1,712,700
     140,000  Reader's Digest
                Association Inc., Cl. B   3,371,358     3,220,000
     400,000  SCMP Group Ltd. .........     273,726       232,060
      70,000  Scripps (E.W.) Co., Cl. A   4,559,387     5,390,000
      91,842  Seat-Pagine Gialle SpA+ .     204,007        67,304
      75,000  Thomas Nelson Inc. ......     908,325       792,000
     250,000  Tribune Co. .............   8,604,264    10,875,000
                                       ------------ -------------
                                         44,940,031    68,143,808
                                       ------------ -------------
              CONSUMER PRODUCTS -- 4.4%
      70,000  Altadis SA ..............   1,030,995     1,444,896
      43,000  Christian Dior SA .......   1,514,055     1,656,247
      10,000  Church & Dwight Co. Inc.       99,536       313,300
     110,000  Compagnie Financiere
                Richemont AG, Cl. A ...   1,550,184     2,502,100
      50,000  Department 56 Inc.+ .....     524,317       814,000
     345,001  Energizer Holdings Inc.+    5,324,935     9,459,927
      90,000  Fortune Brands Inc. .....   2,401,342     5,040,000
     250,000  Gallaher Group plc, ADR .   4,342,521     9,337,500
     300,000  Gillette Co. ............   9,680,864    10,161,000
       2,000  Givaudan SA .............     550,742       806,370
      60,000  Harley-Davidson Inc. ....     151,125     3,076,200
      15,000  Matsushita Electric Industrial
                Co. Ltd., ADR .........     178,325       207,450
     100,000  Mattel Inc. .............   1,549,565     2,108,000
      30,000  Maytag Corp. ............     913,036     1,279,500
      50,000  National Presto Industries
                Inc. ..................   1,768,883     1,600,000
       9,500  Nintendo Co. Ltd. .......     784,763     1,398,970
      20,000  Philip Morris Companies
                Inc. ..................     600,935       873,600
     100,000  Procter & Gamble Co. ....   6,919,810     8,930,000
      32,000  Shimano Inc. ............     521,107       434,121
      15,000  Swatch Group AG, Cl. B ..     868,351     1,335,551
      10,425  Syratech Corp.+ (a) .....     333,704         4,691
                                       ------------ -------------
                                         41,609,095    62,783,423
                                       ------------ -------------
              WIRELESS COMMUNICATIONS -- 3.4%
      95,000  America Movil SA de CV,
                Cl. L, ADR ............   1,235,397     1,273,000
     550,170  AT&T Wireless Services
                Inc.+ .................   7,186,094     3,218,494
     160,000  Leap Wireless International
                Inc.+ .................   3,115,240       172,800
   1,775,000  mm02 plc+ ...............   1,980,584     1,136,381

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
     140,800  mm02 plc, ADR+ .......... $ 1,649,378   $   887,040
     240,000  Nextel Communications
                Inc., Cl. A+ ..........   3,841,367       770,400
       1,000  NTT DoCoMo Inc. .........   2,437,994     2,461,286
     250,000  Rogers Wireless
                Communications Inc.,
                Cl. B+ ................   3,494,025     1,927,500
     230,000  Sprint Corp. - PCS
                Group+ ................     533,587     1,028,100
      16,700  Tele Celular Sul
                Participacoes SA, ADR .     266,992       184,034
      55,666  Tele Centro Oeste Celular
                Participacoes SA, ADR .     166,868       246,600
       3,340  Tele Leste Celular
                Participacoes SA, ADR+       89,340        35,070
       8,350  Tele Nordeste Celular
                Participacoes SA, ADR .     123,227       160,320
       3,340  Tele Norte Celular
                Participacoes SA, ADR+       51,601        17,535
   1,400,000  Telecom Italia Mobile
                SpA ...................   2,244,688     5,738,102
       8,350  Telemig Celular
                Participacoes SA, ADR .     241,320       172,845
     450,000  Telephone & Data
                Systems Inc. ..........  37,059,011    27,247,500
      66,800  Telesp Celular
                Participacoes SA, ADR+    2,135,936       264,528
     453,888  Vodafone Group plc ......     817,567       622,683
     100,000  Vodafone Group plc, ADR .     927,768     1,365,000
                                       ------------ -------------
                                         69,597,984    48,929,218
                                       ------------ -------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.4%
      20,000  ArvinMeritor Inc. .......     387,543       480,000
      36,802  BorgWarner Inc. .........   1,669,649     2,125,684
     100,000  CLARCOR Inc. ............   1,266,455     3,165,000
     320,061  Dana Corp. ..............   5,237,799     5,930,730
      65,000  Delphi Corp. ............     766,915       858,000
     260,000  GenCorp Inc. ............   2,470,673     3,718,000
     210,000  Genuine Parts Co. .......   5,500,492     7,322,700
     114,000  Johnson Controls Inc. ...   1,890,245     9,303,540
     110,000  Midas Inc.+ .............   1,575,679     1,364,000
     335,000  Modine Manufacturing Co.    4,388,179     8,234,300
      20,000  O'Reilly Automotive Inc.+     579,199       551,200
      70,800  Scheib (Earl) Inc.+ .....     608,339       212,400
     163,000  Standard Motor Products
                Inc. ..................   1,748,388     2,762,850
      25,000  Superior Industries
                International Inc. ....     626,663     1,156,250
     105,000  TransPro Inc.+ ..........     936,808       656,250
                                       ------------ -------------
                                         29,653,026    47,840,904
                                       ------------ -------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              COMMON STOCKS (CONTINUED)
              HOTELS AND GAMING -- 2.4%
     110,000  Aztar Corp.+ ............ $   772,707   $ 2,288,000
      90,000  Boca Resorts Inc., Cl. A+     787,000     1,192,500
     240,000  Gaylord Entertainment
                Co.+ ..................   6,198,540     5,292,000
      30,000  Greek Organization of
                Football Prognostics ..     288,232       275,547
       8,000  GTECH Holdings Corp.+ ...      69,219       204,320
   2,460,000  Hilton Group plc ........   8,307,399     8,558,981
     650,000  Hilton Hotels Corp. .....   6,542,136     9,035,000
      60,000  MGM Mirage+ .............   1,588,260     2,025,000
     430,000  Park Place Entertainment
                Corp.+ ................   2,424,893     4,407,500
      50,000  Starwood Hotels & Resorts
                Worldwide Inc. ........   1,075,717     1,644,500
                                       ------------ -------------
                                         28,054,103    34,923,348
                                       ------------ -------------
              HEALTH CARE -- 2.4%
      20,000  Abbott Laboratories .....     743,000       753,000
      60,000  Amgen Inc.+ .............     256,894     2,512,800
      40,000  Apogent Technologies Inc.+    803,368       822,800
      10,000  AstraZeneca plc, London .     385,298       414,005
      35,146  AstraZeneca plc,
                Stockholm .............   1,255,532     1,460,882
      12,000  Aventis SA ..............     899,375       850,345
      26,000  Biogen Inc.+ ............     181,025     1,077,180
     110,000  Bristol-Myers Squibb Co.    2,938,465     2,827,000
      23,000  Centerpulse AG+ .........   1,394,669     3,836,811
      75,036  GlaxoSmithKline plc .....   1,817,378     1,621,893
       4,000  GlaxoSmithKline plc,
                ADR ...................     216,096       172,560
      56,011  Invitrogen Corp.+ .......   2,678,982     1,792,912
      40,000  Merck & Co. Inc. ........   2,380,606     2,025,600
      46,000  Novartis AG .............   1,431,247     2,023,116
     108,000  Novartis AG, Registered .     948,510     4,733,640
      65,000  Pfizer Inc. .............   1,077,000     2,275,000
      17,900  Roche Holding AG ........   1,644,702     1,353,190
      20,000  Sanofi-Synthelabo SA ....     967,750     1,216,754
      10,000  Schering-Plough Corp. ...     354,700       246,000
      14,000  Takeda Chemical
                Industries Ltd. .......     782,347       614,404
      38,000  Wyeth ...................   1,819,180     1,945,600
                                       ------------ -------------
                                         24,976,124    34,575,492
                                       ------------ -------------
              RETAIL -- 2.1%
     200,000  Albertson's Inc. ........   5,669,538     6,092,000
     300,000  AutoNation Inc.+ ........   3,354,597     4,350,000
      60,000  Boots Co. plc ...........     617,609       594,942
      10,000  Coldwater Creek Inc.+ ...     181,517       244,000

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
      16,000  Delhaize Le Lion SA,
                ADR ................... $   908,672   $   745,280
      33,000  Gucci Group NV, ADR .....   2,709,049     3,122,130
     100,000  Lillian Vernon Corp. ....   1,362,258       712,500
      90,000  Neiman Marcus Group Inc.,
                Cl. A+ ................   2,800,847     3,123,000
     320,000  Neiman Marcus Group Inc.,
                Cl. B+ ................   7,741,769    10,329,600
       7,750  Tod's SpA ...............     387,822       336,780
      40,000  Winn-Dixie Stores Inc. ..     482,476       623,600
                                       ------------ -------------
                                         26,216,154    30,273,832
                                       ------------ -------------
              AEROSPACE -- 1.7%
     100,000  BAE Systems plc .........     560,593       510,647
     115,000  Boeing Co. ..............   3,847,934     5,175,000
     100,000  Lockheed Martin Corp. ...   2,641,248     6,950,000
      91,000  Northrop Grumman Corp. ..   6,452,792    11,375,000
                                       ------------ -------------
                                         13,502,567    24,010,647
                                       ------------ -------------
              CONSUMER SERVICES -- 1.5%
      40,000  Loewen Group Inc.+ ......      48,700         1,200
     505,000  Rollins Inc. ............   5,690,722    10,271,700
     490,000  USA Interactive Inc.+ ...   5,149,626    11,490,500
                                       ------------ -------------
                                         10,889,048    21,763,400
                                       ------------ -------------
              BROADCASTING -- 1.5%
      15,015  Clear Channel
                Communications Inc.+ ..     481,784       480,780
      16,666  Corus Entertainment Inc.,
                Cl. B+ ................      62,036       294,772
      28,000  Gray Communications
                Systems Inc. ..........     376,900       506,800
      25,000  Gray Communications
                Systems Inc., Cl. B ...     355,780       332,500
     195,000  Grupo Televisa SA, ADR+ .   5,116,358     7,289,100
     200,000  Liberty Corp. ...........   8,528,905     7,970,000
       5,000  Lin TV Corp., Cl. A+ ....     110,000       135,200
       4,000  Nippon Broadcasting
                System Inc. ...........     161,709       146,843
      40,375  NRJ Group ...............     384,806       732,112
     131,000  Paxson Communications
                Corp.+ ................   1,311,348       720,500
      14,700  RTL Group (Brussels) ....     649,036       580,723
       3,000  RTL Group (New York) ....     126,100       118,515
     100,000  Television Broadcasts Ltd.    396,239       425,657
     110,000  Young Broadcasting Inc.,
                Cl. A+ ................   2,713,685     1,955,800
                                       ------------ -------------
                                         20,774,686    21,689,302
                                       ------------ -------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE -- 1.5%
     450,000  Catellus Development
                Corp.+ ................ $ 6,751,839   $ 9,189,000
      75,000  Cheung Kong (Holdings)
                Ltd. ..................     871,487       625,023
      44,000  Florida East Coast
                Industries Inc., Cl. A      523,108     1,113,200
      58,451  Florida East Coast
                Industries Inc., Cl. B      964,977     1,391,134
      55,000  Griffin Land & Nurseries
                Inc.+ .................     513,143       760,375
       4,753  HomeFed Corp.+ ..........         851         4,325
     253,000  St. Joe Co. .............   1,873,208     7,595,060
                                       ------------ -------------
                                         11,498,613    20,678,117
                                       ------------ -------------
              AVIATION: PARTS AND SERVICES -- 1.4%
     101,320  Curtiss-Wright Corp.,
                Cl. B .................   5,582,889     7,659,792
      90,000  Fairchild Corp., Cl. A+ .   1,111,343       283,500
      60,000  Precision Castparts Corp.   1,113,468     1,980,000
      84,500  Sequa Corp., Cl. A+ .....   3,371,578     5,525,455
      78,000  Sequa Corp., Cl. B+ .....   4,068,661     5,109,000
                                       ------------ -------------
                                         15,247,939    20,557,747
                                       ------------ -------------
              SPECIALTY CHEMICALS -- 1.1%
       5,400  Ciba Specialty Chemicals,
                ADR (b) ...............      21,140       216,324
      10,000  du Pont de Nemours
                (E.I.) and Co. ........     327,500       444,000
     340,000  Ferro Corp. .............   7,268,003    10,251,000
      40,000  Fuller (H.B.) Co. .......     968,437     1,171,600
     120,000  Hercules Inc.+ ..........   1,543,119     1,392,000
      15,000  IVAX Corp.+ .............     170,441       162,000
     210,000  Omnova Solutions Inc.+ ..   1,767,940     1,764,000
      20,000  Rohm and Haas Co. .......     618,875       809,800
      11,697  Syngenta AG, ADR ........      22,129       142,236
                                       ------------ -------------
                                         12,707,584    16,352,960
                                       ------------ -------------
              CABLE -- 1.1%
     120,000  Adelphia Communications
                Corp., Cl. A+ .........     890,183        19,200
     535,000  Cablevision Systems
                Corp., Cl. A+ .........   8,190,256     5,061,100
      30,000  Charter Communications
                Inc., Cl. A+ ..........     138,876       122,400
      40,000  Comcast Corp., Cl. A+ ...     341,837       968,000
      85,000  Comcast Corp., Cl. A,
                Special+ ..............     756,584     2,026,400
      20,000  NTL Inc.+ ...............      80,402           640

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
     560,000  Rainbow Media Group,
                Cl. A+ ................ $ 8,588,016   $ 4,900,000
      20,000  Shaw Communications
                Inc., Cl. B ...........      52,983       220,266
      80,000  Shaw Communications Inc.,
                Cl. B, Non-Voting .....     329,197       896,000
     370,000  UnitedGlobalCom Inc.,
                Cl. A+ ................   2,499,253     1,017,500
                                       ------------ -------------
                                         21,867,587    15,231,506
                                       ------------ -------------
              AGRICULTURE -- 0.9%
   1,050,000  Archer-Daniels-
                Midland Co. ...........  13,728,377    13,429,500
       5,000  Delta & Pine Land Co. ...      84,396       100,500
                                       ------------ -------------
                                         13,812,773    13,530,000
                                       ------------ -------------
              ELECTRONICS -- 0.9%
     134,393  Agere Systems Inc.,
                Cl. B+ ................     499,373       201,589
       3,000  Hitachi Ltd., ADR .......     218,796       192,510
      16,000  Molex Inc., Cl. A .......     504,206       438,880
       7,500  NEC Corp., ADR ..........      43,625        52,125
      38,800  Philips Electronics
                NV, ADR ...............      53,456     1,070,880
       6,000  Rohm Co. Ltd. ...........     994,112       895,574
      47,000  Sony Corp., ADR .........   1,554,214     2,495,700
     110,000  Texas Instruments Inc. ..   3,370,837     2,607,000
     250,000  Thomas & Betts Corp.+ ...   4,581,748     4,650,000
       8,400  Tokyo Electron Ltd. .....     483,190       547,357
                                       ------------ -------------
                                         12,303,557    13,151,615
                                       ------------ -------------
              AUTOMOTIVE -- 0.7%
      20,000  Ford Motor Co. ..........     490,840       320,000
     167,942  General Motors Corp. ....   5,307,581     8,976,500
                                       ------------ -------------
                                          5,798,421     9,296,500
                                       ------------ -------------
              BUILDING AND CONSTRUCTION -- 0.6%
     112,500  CRH plc .................   1,363,025     1,883,278
      32,222  Huttig Building Products
                Inc.+ .................      81,163       173,032
      15,000  Martin Marietta Materials
                Inc. ..................     322,687       585,000
     140,000  Nortek Inc.+ ............   1,892,737     6,314,000
       5,000  Nortek Inc., Special
                Common+ (a) ...........      72,155       225,500
                                       ------------ -------------
                                          3,731,767     9,180,810
                                       ------------ -------------
              ENVIRONMENTAL SERVICES -- 0.6%
      65,000  Republic Services Inc.+ .     875,761     1,239,550
     300,000  Waste Management Inc. ...   5,314,129     7,815,000
                                       ------------ -------------
                                          6,189,890     9,054,550
                                       ------------ -------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES -- 0.6%
      60,000  ANC Rental Corp.+ ....... $   578,273   $    10,800
     180,000  Cendant Corp.+ ..........   2,573,002     2,858,400
       1,000  CheckFree Corp.+ ........       9,040        15,640
      98,000  Landauer Inc. ...........     634,307     3,805,340
      70,000  Nashua Corp.+ ...........     634,027       497,000
       7,000  Secom Co. Ltd. ..........     481,862       343,412
     250,000  Securicor plc ...........           0       452,532
       3,500  SYNAVANT Inc.+ ..........      27,506         4,935
                                       ------------ -------------
                                          4,938,017     7,988,059
                                       ------------ -------------
              PAPER AND FOREST PRODUCTS -- 0.6%
     100,000  MeadWestvaco Corp. ......   2,806,203     3,356,000
     170,000  Pactiv Corp.+ ...........   1,775,756     4,046,000
      10,000  Rayonier Inc. ...........     465,432       491,300
                                       ------------ -------------
                                          5,047,391     7,893,300
                                       ------------ -------------
              COMMUNICATIONS EQUIPMENT -- 0.4%
      68,000  Acterna Corp.+ ..........     245,121        27,948
     290,000  Allen Telecom Inc.+ .....   2,191,165     1,247,000
     510,000  Corning Inc.+ ...........   5,161,032     1,810,500
     130,000  Lucent Technologies Inc.+     952,294       215,800
     110,000  Motorola Inc. ...........   1,553,319     1,586,200
     100,000  Nortel Networks Corp.+ ..     725,285       145,000
      44,000  Scientific-Atlanta Inc. .     355,750       723,800
                                       ------------ -------------
                                         11,183,966     5,756,248
                                       ------------ -------------
              METALS AND MINING -- 0.4%
      72,500  Harmony Gold Mining
                Co. Ltd. ..............     347,738       998,579
      15,000  Harmony Gold Mining
                Co. Ltd., ADR .........      79,800       202,950
     125,000  Newmont Mining Corp.
                Holding Co. ...........   2,501,633     3,291,250
      50,000  Placer Dome Inc. ........     487,169       560,500
                                       ------------ -------------
                                          3,416,340     5,053,279
                                       ------------ -------------
              CLOSED END FUNDS -- 0.2%
      59,000  Central European Equity
                Fund Inc. .............     740,735       814,200
      18,592  France Growth Fund Inc.+      184,694       129,214
      54,150  Italy Fund Inc. .........     450,250       370,928
      68,000  New Germany Fund Inc.+ ..     750,658       343,400
      70,000  Pimco RCM Europe
                Fund Inc. .............     512,662       495,600
      40,000  Royce Value Trust Inc. ..     466,533       662,000
                                       ------------ -------------
                                          3,105,532     2,815,342
                                       ------------ -------------

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              TRANSPORTATION -- 0.2%
     100,000  AMR Corp.+ .............. $ 1,924,248   $ 1,686,000
      20,000  Grupo TMM SA de CV,
                Cl. A, ADR+ ...........     203,300       138,000
       7,500  Kansas City Southern+ ...      13,986       127,500
      29,273  Tsakos Energy
                Navigation Ltd.+            421,218       409,822
                                       ------------ -------------
                                          2,562,752     2,361,322
                                       ------------ -------------
              SATELLITE -- 0.2%
     180,323  General Motors Corp.,
                Cl. H+ ................   2,584,089     1,875,359
      34,000  Liberty Satellite &
                Technology Inc., Cl. A+     900,012        76,500
     190,000  Loral Space &
                Communications Ltd.+ ..     614,954       188,100
                                       ------------ -------------
                                          4,099,055     2,139,959
                                       ------------ -------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
      20,000  Capcom Co. Ltd. .........     684,260       517,287
      10,000  Computer Associates
                International Inc. ....     254,407       158,900
     160,000  EMC Corp.+ ..............   2,749,056     1,208,000
      30,000  Genuity Inc., Cl. A+ ....     617,929       114,000
                                       ------------ -------------
                                          4,305,652     1,998,187
                                       ------------ -------------
              COMPUTER HARDWARE -- 0.0%
      26,000  Hewlett-Packard Co. .....     839,290       397,280
      10,000  Xerox Corp.+ ............     108,625        69,700
                                       ------------ -------------
                                            947,915       466,980
                                       ------------ -------------
              TOTAL COMMON
                STOCKS ................ 953,486,886 1,180,752,802
                                       ------------ -------------
              PREFERRED STOCKS -- 1.6%
              PUBLISHING -- 1.1%
     770,499  News Corp. Ltd., Pfd.,
                ADR ...................  20,918,811    15,217,352
                                       ------------ -------------
              TELECOMMUNICATIONS -- 0.3%
      60,000  Allen Telecom Inc.,
                7.750% Cv. Pfd., Ser. D   3,000,000     2,139,000
      31,000  Broadwing Inc.,
                6.750% Cv. Pfd., Ser. B     986,633       523,900
      20,000  Citizens Communications Co.,
                5.000% Cv. Pfd. .......     986,648       808,000
         500  Lucent Technologies
                Capital Trust I,
                7.750% Cv. Pfd. (b) ...     500,000       240,114
                                       ------------ -------------
                                          5,473,281     3,711,014
                                       ------------ -------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                         MARKET
      SHARES                               COST           VALUE
      ------                               ----          -------
              COMMON STOCKS (CONTINUED)
              AEROSPACE -- 0.1%
      14,021  Northrop Grumman Corp.,
                7.000% Cv. Pfd.,
                Ser. B ................ $ 1,633,727  $  2,033,045
                                       ------------ -------------
              BROADCASTING -- 0.1%
          90  Gray Communications
                Systems Inc.,
                8.000% Cv. Pfd.,
                Ser. C (b) ............     900,000       900,000
     100,000  ProSieben Sat.1 Media
                AG, Pfd. ..............   1,043,352     1,014,291
                                       ------------ -------------
                                          1,943,352     1,914,291
                                       ------------ -------------
              SPECIALTY CHEMICALS -- 0.0%
      21,700  Hercules Trust I,
                9.420% Pfd. ...........     502,980       507,780
                                       ------------ -------------
              AVIATION: PARTS AND SERVICES -- 0.0%
       3,000  Sequa Corp.,
                $5.00 Cv. Pfd. ........     239,700       282,000
                                       ------------ -------------
              WIRELESS COMMUNICATIONS -- 0.0%
  10,760,547  Telesp Celular
                Participacoes SA, Pfd.+      82,623        16,875
                                       ------------ -------------
              TOTAL PREFERRED
                STOCKS ................  30,794,474    23,682,357
                                       ------------ -------------
   PRINCIPAL
    AMOUNT
   --------
              CORPORATE BONDS -- 0.5%
              ELECTRONICS -- 0.2%
 $3,500,000   Agere Sysyems Inc.,
                Sub. Deb. Cv.,
                6.500%, 12/15/09 ......   3,500,000     2,681,875
                                       ------------ -------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
  1,500,000   Standard Motor Products Inc.,
                Sub. Deb. Cv.,
                6.750%, 07/15/09 ......   1,433,621     1,218,750
                                       ------------ -------------
              AVIATION: PARTS AND SERVICES -- 0.1%
    933,000   Kaman Corp.,
                Sub. Deb. Cv.,
                6.000%, 03/15/12 ......     881,491       910,841
                                       ------------ -------------
              ENERGY AND UTILITIES -- 0.1%
  1,000,000   Mirant Corp.,
                Sub. Deb. Cv.,
                2.500%, 06/15/21 ......     754,164       731,250
                                       ------------ -------------

   PRINCIPAL                                             MARKET
    AMOUNT                                 COST           VALUE
   ---------                               ----          -------
              CABLE -- 0.0%
  $ 900,000   Charter Communications Inc., Cv.,
                4.750%, 06/01/06 ...... $   640,718   $   410,625
                                       ------------ -------------
              HOTELS AND GAMING -- 0.0%
    400,000   Hilton Hotels Corp.,
                Sub. Deb. Cv.,
                5.000%, 05/15/06 ......     354,000       377,500
                                       ------------ -------------
              WIRELESS COMMUNICATIONS -- 0.0%
    500,000   Nextel Communications Inc.,
                9.500%, 02/01/11 ......     347,402       247,500
                                       ------------ -------------
              CONSUMER PRODUCTS -- 0.0%
  1,000,000   Pillowtex Corp.,
                Sub. Deb. Cv.,
                6.000%, 03/15/12+ (e) .     406,180             0
                                       ------------ -------------
              TOTAL CORPORATE
                BONDS .................   8,317,576     6,578,341
                                       ------------ -------------

      SHARES
      ------
              RIGHTS -- 0.0%
              REAL ESTATE -- 0.0%
       3,000  Cheung Kong Life Science
                International Inc.
                Rights+ ...............           0             0
                                       ------------ -------------
              WARRANTS -- 0.0%
              FOOD AND BEVERAGE -- 0.0%
      62,463  Advantica Restaurant Group
                Inc., expires
                01/07/05+ .............     105,603           187
                                       ------------ -------------
              METALS AND MINING -- 0.0%
       5,000  Harmony Gold Mining Co.
                Ltd., ADR,
                expires 06/29/03+ .....           0        44,850
                                       ------------ -------------
              TOTAL WARRANTS ..........     105,603        45,037
                                       ------------ -------------
   PRINCIPAL
    AMOUNT
   ---------
              U.S. GOVERNMENT OBLIGATIONS -- 3.5%
$50,000,000   U.S. Treasury Bill,
                1.770%++, 07/11/02 ....  49,970,500    49,970,500
                                       ------------ -------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

   PRINCIPAL                                             MARKET
    AMOUNT                                 COST           VALUE
   ---------                               ----          -------
              REPURCHASE AGREEMENTS -- 12.1%
$ 32,458,000  Agreement with State
                Street Bank & Trust Co.,
                1.870%, dated 06/28/02,
                due 07/01/02,
                proceeds at maturity
                $32,463,058 (c) ......  $32,458,000   $   32,458,000
140,000,000   Agreement with Warburg
                Dillon Reed, 1.920%,
                dated 06/28/02,
                due 07/01/02,
                proceeds at maturity
                $140,022,400 (c) .....  140,000,000      140,000,000
                                     --------------   --------------
              TOTAL REPURCHASE
                AGREEMENTS ..........   172,458,000      172,458,000
                                     --------------   --------------
TOTAL INVESTMENTS -- 100.3% .........$1,215,133,039    1,433,487,037
                                     ==============
OTHER ASSETS, LIABILITIES
  AND LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED STOCK -- (30.3)% .............   (433,327,225)
                                                      --------------
NET ASSETS -- COMMON STOCK -- 70.0%
  (131,771,904 common shares outstanding) ...........  1,000,159,812
                                                      --------------
NET ASSETS -- PREFERRED STOCK -- 30.0%
  (11,973,100 preferred shares outstanding) .........    429,197,500
                                                      --------------
TOTAL NET ASSETS -- 100.0% .......................... $1,429,357,312
                                                      ==============
NET ASSET VALUE PER COMMON SHARE
  ($1,000,159,812 / 131,771,904
  shares outstanding) ...............................        $  7.59
                                                             =======
----------------
              For Federal tax purposes:
              Aggregate cost ........................ $1,215,133,039
                                                      ==============
              Gross unrealized appreciation ......... $  366,171,067
              Gross unrealized depreciation .........   (147,817,069)
                                                      --------------
              Net unrealized appreciation ........... $  218,353,998
                                                      --------------

   PRINCIPAL                         SETTLEMENT           NET UNREALIZED
    AMOUNT                              DATE               DEPRECIATION
   ---------                         ----------           --------------
               FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
$ 4,992,000(d) Deliver Hong Kong Dollars in
                 exchange for
                 USD 639,820 ........ 08/01/02                 $(204)
                                                               =====
  NOTIONAL
   AMOUNT
    --------
               INTEREST RATE SWAP AGREEMENT -- 0.0%
130,000,000    Receive floating rate from Citibank, NA
                 based on the 1-month LIBOR and pay
                 a fixed rate equal to 4.494%
                 Terminates 07/01/07 ...................... $(69,000)
                                                            ========
------------------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of Rule 144A securities amounted to $1,356,438 or 0.1% of total net assets.
(c) Collateralized by U.S. Treasury Notes, 5.50% to 8.00%, due 02/28/02 to 11/15/21, market value $173,112,736.
(d)   Principal amount denoted in Hong Kong Dollars.
(e)   Bond in default.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
RNC - Non-Convertible Savings Shares.
USD - U.S. Dollars.
W/I - When Issued.

                                       % OF
                                      MARKET      MARKET
                                       VALUE       VALUE
                                      ------    -----------
       GEOGRAPHIC DIVERSIFICATION
       United States .................  84.6%  $1,212,360,665
       Europe ........................  11.1      159,910,293
       Asia/Pacific Rim ..............   2.3       32,494,212
       Latin America .................   1.1       15,981,271
       Canada ........................   0.8       11,539,066
       South Africa ..................   0.1        1,201,530
                                       -----   --------------
       Total Investments ............. 100.0%  $1,433,487,037
                                       =====   ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2002 (UNAUDITED)

ASSETS:
   Investments, at value (cost $1,215,133,039) .....     $ 1,433,487,037
   Cash and foreign currency, at value (cost $1,490)               2,063
   Dividends and interest receivable ...............           1,591,769
                                                         ---------------
   TOTAL ASSETS ....................................       1,435,080,869
                                                         ---------------
LIABILITIES:
   Payable for investments purchased ...............           3,938,549
   Dividends payable ...............................             193,438
   Unrealized depreciation on swap contract ........              69,000
   Unrealized depreciation on forward foreign
      exchange contracts ...........................                 204
   Payable for investment advisory fees ............             794,434
   Payable to custodian ............................              28,402
   Other accrued expenses and liabilities ..........             699,530
                                                         ---------------
   TOTAL LIABILITIES ...............................           5,723,557
                                                         ---------------
PREFERRED STOCK:
   Series A Cumulative Preferred Stock (7.25%,
      $25 liquidation value, $0.001 par
      value, 8,000,000 shares authorized with
      5,367,900 shares issued and outstanding) .....         134,197,500
   Series B Cumulative Preferred Stock (7.20%,
      $25 liquidation value, $0.001 par value,
      8,000,000 shares authorized with
      6,600,000 shares issued and outstanding) .....         165,000,000
   Series C Cumulative Preferred Stock (Auction
      Rate, $25,000 liquidation value,
      $0.001 par value, 6,000 shares authorized
      with 5,200 shares issued and
      outstanding) .................................         130,000,000
                                                         ---------------
   TOTAL PREFERRED STOCK ...........................         429,197,500
                                                         ---------------
   NET ASSETS ATTRIBUTABLE TO COMMON STOCK
      SHAREHOLDERS .................................     $ 1,000,159,812
                                                         ===============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
   SHAREHOLDERS CONSIST OF:
   Capital stock, at par value .....................     $       131,772
   Additional paid-in capital ......................         783,748,484
   Accumulated distributions in excess of net
      investment income ............................             (47,836)
   Accumulated distributions in excess of net
      realized gain on investments, futures
      contracts and foreign currency transactions ..          (1,972,803)
   Net unrealized appreciation on investments and
      foreign currency transactions ................         218,300,195
                                                         ---------------
   TOTAL NET ASSETS ................................     $ 1,000,159,812
                                                         ===============
   NET ASSET VALUE PER COMMON SHARE
      ($1,000,159,812 / 131,771,904 shares
      outstanding; 184,000,000 shares
      authorized of $0.001 par value) ..............               $7.59
                                                                   =====

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $418,277) .........     $   9,059,362
   Interest .............................................         1,769,640
                                                              -------------
   TOTAL INVESTMENT INCOME ..............................        10,829,002
                                                              -------------
EXPENSES:
   Investment advisory fees .............................         5,512,313
   Shareholder communications expenses ..................           181,508
   Payroll ..............................................           148,204
   Shareholder services fees ............................           118,025
   Custodian fees .......................................            75,830
   Directors' fees ......................................            71,482
   Legal and audit fees .................................            55,612
   Miscellaneous expenses ...............................            79,994
                                                              -------------
   TOTAL EXPENSES .......................................         6,242,968
                                                              -------------
   LESS: CUSTODIAN FEE CREDIT ...........................            (4,814)
                                                              -------------
   NET EXPENSES .........................................         6,238,154
                                                              -------------
   NET INVESTMENT INCOME ................................         4,590,848
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain on investments .....................        13,307,995
   Net realized gain on foreign currency transactions ...            17,470
   Net realized gain on futures contracts ...............           555,625
                                                              -------------
   Net realized gain on investments, futures
      contracts and foreign currency transactions .......        13,881,090
                                                              -------------
   Net change in net unrealized appreciation/depreciation
      on investments and foreign currency transactions ..      (118,600,995)
                                                              -------------
   NET REALIZED AND UNREALIZED LOSS
      ON INVESTMENTS, FUTURES CONTRACTS
      AND FOREIGN CURRENCY TRANSACTIONS .................      (104,719,905)
                                                              -------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...................................      (100,129,057)
                                                              -------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ................................       (10,998,098)
                                                              -------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK
      SHAREHOLDERS ......................................       (10,998,098)
                                                              -------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO
      COMMON STOCK SHAREHOLDERS RESULTING
      FROM OPERATIONS ...................................     $(111,127,155)
                                                              =============

                 See accompanying notes to financial statements.

                         THE GABELLI EQUITY TRUST INC.

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2002          YEAR ENDED
                                                                                (UNAUDITED)        DECEMBER 31, 2001
                                                                              ---------------      -----------------

OPERATIONS:
   Net investment income ................................................     $     4,590,848      $     9,816,147
   Net realized gain on investments, options, futures contracts
      and foreign currency transactions .................................          13,881,090          144,016,946
   Net change in unrealized appreciation/depreciation on investments
      and foreign currency transactions .................................        (118,600,995)        (171,507,313)
                                                                              ---------------      ---------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................        (100,129,057)         (17,674,220)
                                                                              ---------------      ---------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ................................................          (2,733,027)          (1,001,064)
   Net realized gain on investments, options,
      futures contracts and foreign currency transactions ...............          (8,265,071)         (14,867,161)
                                                                              ---------------      ---------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ..................         (10,998,098)         (15,868,225)
                                                                              ---------------      ---------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
   RESULTING FROM OPERATIONS ............................................        (111,127,155)         (33,542,445)
                                                                              ---------------      ---------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ................................................          (1,857,821)          (8,582,562)
   Net realized gain on investments, options,
      futures contracts and foreign currency transactions ...............          (5,616,019)        (129,877,560)
   Paid-in capital ......................................................         (62,605,925)                  --
                                                                              ---------------      ---------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .....................         (70,079,765)        (138,460,122)
                                                                              ---------------      ---------------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment
      of dividends and distributions and rights offering ................          16,995,721          160,303,359
   Underwriting discount for preferred shares charged to paid-in capital           (1,300,000)          (5,670,695)
   Offering costs for preferred shares charged to paid-in capital .......            (500,000)            (500,000)
                                                                              ---------------      ---------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..............          15,195,721          154,132,664
                                                                              ---------------      ---------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS .        (166,011,199)         (17,869,903)
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
   Beginning of period ..................................................       1,166,171,011        1,184,040,914
                                                                              ---------------      ---------------
   End of period ........................................................     $ 1,000,159,812      $ 1,166,171,011
                                                                              ===============      ===============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

      SWAP AGREEMENTS. The Equity Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Equity Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Equity Trust periodically a variable rate payment that is intended to approximate the Equity Trust's variable rate payment obligation on the Series C Preferred. In an interest rate cap, the Equity Trust would pay a premium to the interest rate cap to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Equity Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Equity Trust's portfolio securities at that point in time, such a default could negatively affect the Equity Trust's ability to make dividend payments for the Series C Preferred. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Equity Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Equity Trust's ability to make dividend payments on the Series C Preferred.

      FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed. There were no open futures contracts at June 30, 2002.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Equity Trust's 7.25% Tax Advantaged Series A Cumulative Preferred Stock, 7.20% Tax Advantaged Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust.

      PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Equity Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Equity Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Equity Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Equity Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock. For the six months ended June 30, 2002, the Equity Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the six months ended June 30, 2002, Gabelli & Company, Inc. and its affiliates received $226,776 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the six months ended June 30, 2002 aggregated $139,275,810 and $93,129,622, respectively.

5. CAPITAL. The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 184,000,000 shares of common stock (par value $0.001). The Board of Directors of the Equity Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Directors may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2002, the Equity Trust did not repurchase any shares of its common stock in the open market.

      On January 10, 2001, the Equity Trust distributed one transferable right for each of the 108,688,408 common shares outstanding to shareholders of record on that date. Six rights were required to purchase one additional common share at the subscription price of $7.00 per share. The subscription period expired on February 13, 2001. The rights offering was fully subscribed resulting in the issuance of 18,114,735 common shares and proceeds of $126,803,145 to the Equity Trust, prior to the deduction of estimated expenses of $500,000. The net asset value per share of the Equity Trust common shareholders was reduced by approximately $0.62 per share as a result of the issuance.

      Transactions in common stock were as follows:

                                         SIX MONTHS ENDED
                                          JUNE 30, 2002              YEAR ENDED
                                            (UNAUDITED)           DECEMBER 31, 2001
                                     -----------------------   ----------------------
                                       Shares       Amount        Shares     Amount
                                     ---------   -----------   ---------- -----------
Shares issued in rights offering ...        --   $        --   18,114,735 $126,303,145
Shares issued upon reinvestment
  of dividends and distributions ... 1,704,105    16,995,721    3,264,654   33,500,214
                                     ---------   -----------   ---------- ------------
Net increase ....................... 1,704,105   $16,995,721   21,379,389 $159,803,359
                                     =========   ===========   ========== ============

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The Equity Trust's Articles of Incorporation, as amended, authorize the issuance of up to 16,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the Shares' Articles Supplementary with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the 7.25% Series A, 7.20% Series B and Series C Auction Rate Cumulative Preferred Stock at a redemption price of $25, $25 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      Under Emerging Issues Task Force (EITF) promulgating Topic D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Equity Trust's Cumulative Preferred Stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

      Commencing June 9, 2003 and thereafter, the Equity Trust, at its option, may redeem the 7.25% Series A Cumulative Preferred Stock in whole or in part at the redemption price. During the six months ended June 30, 2002, the Equity Trust did not repurchase any shares of 7.25% Series A Cumulative Preferred Stock. During the year ended December 31, 2001, the Equity Trust repurchased 1,000 shares of 7.25% Series A Cumulative Preferred Stock at a cost of $24,870 and at an average price of $24.87 per share. At June 30, 2002, 5,367,900 shares of the 7.25% Series A Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.25 percent per share and accrued dividends amounted to $81,077.

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      On June 20, 2001, the Equity Trust received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and estimated offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Series B Cumulative Preferred Stock. Commencing June 20, 2006 and thereafter, the Equity Trust, at its option, may redeem the 7.20% Series B Cumulative Preferred Stock in whole or in part at the redemption price. During the six months ended June 30, 2002 and the year ended December 31, 2001, the Equity Trust did not repurchase any shares of 7.20% Series B Cumulative Preferred Stock. At June 30, 2002, 6,600,000 shares of the 7.20% Series B Cumulative Preferred Stock were outstanding at the fixed rate of 7.20 percent per share and accrued dividends amounted to $99,000.

      On June 27, 2002, the Equity Trust received net proceeds of $128,200,000 (after underwriting discounts of $1,300,000 and estimated offering expenses of $500,000) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2002, the Equity Trust did not repurchase any shares of Series C Auction Rate Cumulative Preferred Stock. At June 30, 2002, 5,200 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding at the annual rate of 1.85 percent per share and accrued dividends amounted to $13,361.

6. SUBSEQUENT EVENT. Effective August 1, 2002, the Equity Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions in equity securities (the "80% Policy").

      The 80% Policy may be changed without shareholder approval. However, the Equity Trust has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN EQUITY TRUST COMMON       SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
SHARE OUTSTANDING THROUGHOUT EACH PERIOD:      JUNE 30, 2002(A) -----------------------------------------------------------------
OPERATING PERFORMANCE:                            (UNAUDITED)     2001(A)      2000(A)       1999(A)        1998(A)      1997(A)
                                                  ----------    ----------   ----------    ----------     ----------   ----------
   Net asset value, beginning of period ......... $     8.97    $    10.89   $    12.75    $    11.47     $    11.56   $     9.77
                                                  ----------    ----------   ----------    ----------     ----------   ----------
   Net investment income ........................       0.04          0.08         0.05          0.04           0.07         0.08
   Net realized and unrealized gain
     (loss) on investments ......................      (0.78)        (0.16)       (0.51)         3.25           1.09         2.75
                                                  ----------    ----------   ----------    ----------     ----------   ----------
   Total from investment operations .............      (0.74)        (0.08)       (0.46)         3.29           1.16         2.83
                                                  ----------    ----------   ----------    ----------     ----------   ----------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ........................      (0.02)        (0.01)       (0.00)(c)     (0.00)(c)      (0.00)(c)       --
   Net realized gain on investments .............      (0.06)        (0.11)       (0.09)        (0.09)         (0.05)          --
                                                  ----------    ----------   ----------    ----------     ----------   ----------
   Total distributions to preferred
         stock shareholders .....................      (0.08)        (0.12)       (0.09)        (0.09)         (0.05)          --
                                                  ----------    ----------   ----------    ----------     ----------   ----------
NET INCREASE (DECREASE) IN NET
  ASSETS ATTRIBUTABLE TO
  COMMON STOCK SHAREHOLDERS
  RESULTING FROM OPERATIONS .....................      (0.82)        (0.20)       (0.55)         3.20           1.11         2.83
                                                  ----------    ----------   ----------    ----------     ----------   ----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ........................      (0.02)        (0.06)       (0.04)        (0.03)(b)      (0.06)       (0.08)
   Net realized gain on investments .............      (0.04)        (1.02)       (1.27)        (1.21)(b)      (1.10)       (0.93)
   Paid-in capital ..............................      (0.48)           --           --         (0.68)(b)         --        (0.03)
                                                  ----------    ----------   ----------    ----------     ----------   ----------
   Total distributions to common
      stock shareholders ........................      (0.54)        (1.08)       (1.31)        (1.92)         (1.16)       (1.04)
                                                  ----------    ----------   ----------    ----------     ----------   ----------
CAPITAL SHARE TRANSACTIONS:
   Increase (decrease) in net asset
     value from common stock share
     transactions and rights offering ...........      (0.01)         0.03           --            --             --           --
   Underwriting discount for preferred shares
     charged to paid-in capital .................      (0.01)        (0.62)          --            --             --           --
   Offering costs for preferred shares
     charged to paid-in capital .................         --         (0.05)          --            --          (0.04)          --
                                                  ----------    ----------   ----------    ----------     ----------   ----------
   Total capital share transactions .............      (0.02)        (0.64)          --            --          (0.04)          --
                                                  ----------    ----------   ----------    ----------     ----------   ----------
   NET ASSET VALUE ATTRIBUTABLE
     TO COMMON STOCK
     SHAREHOLDERS, END OF PERIOD ................ $     7.59    $     8.97   $    10.89    $    12.75     $    11.47   $    11.56
                                                  ==========    ==========   ==========    ==========     ==========   ==========
   Net asset value total return + ...............      (9.70)%       (3.68)%      (4.39)%       29.49%          9.55%       30.46%
                                                  ==========    ==========   ==========    ==========     ==========   ==========
   Market value, end of period .................. $    10.03    $    10.79   $    11.44    $    12.56     $    11.56   $    11.69
                                                  ==========    ==========   ==========    ==========     ==========   ==========
   Total investment return ++ ...................      (1.33)%       10.32%        1.91%        26.57%          9.23%       37.46%
                                                  ==========    ==========   ==========    ==========     ==========   ==========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including
     liquidation value of
     preferred shares, end of
     period (in 000's) .......................... $1,429,357    $1,465,369   $1,318,263    $1,503,641     $1,352,190    $1,210,570
   Net assets attributable to
     common shares,
     end of period (in 000's) ................... $1,000,160    $1,166,171   $1,184,041    $1,368,981     $1,217,190    $1,210,570
   Ratio of net investment income
     to average net assets
     attributable to common shares ..............       0.82%(g)      0.81%        0.42%         0.34%          0.60%         0.76%
   Ratio of operating expenses to
     average net assets
     attributable to common shares (e) ..........       1.11%(g)      1.12%        1.14%         1.27%          1.15%         1.14%
   Ratio of operating expenses to
     average total net assets
     including liquidation value
     of preferred shares (e) ....................       0.88%(g)      0.95%        1.03%         1.15%          1.09%         1.14%
   Portfolio turnover rate ......................        7.3%         23.9%        32.1%         38.0%          39.8%         39.2%

 --------------------------
+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(c) Amount represents less than $0.005 per share.
(d) Based on weekly prices.
(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the period ended June 30, 2002 and the years ended December 31, 2001 and 2000, the expense ratios of operating expenses to average net assets attributable to common stock would be 1.11%, 1.11% and 1.14%, respectively, and the expense ratios of operating expenses to average total net assets including liquidation value of preferred shares would be 0.88%, 0.94% and 1.03%, respectively.
(f) Asset coverage is calculated by combining all series of preferred stock.
(g) Annualized.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                           SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2002(A)  -----------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:                 (UNAUDITED)     2001(A)     2000(A)    1999(A)     1998(A)   1997(A)
                                              ----------     --------    --------   ---------   --------   -------
PREFERRED STOCK:
   7.25% CUMULATIVE PREFERRED STOCK
   Liquidation value,
     end of period (in 000's) ............... $ 134,198   $ 134,198  $ 134,223   $ 134,660   $ 135,000        --
   Total shares outstanding (in 000's) ......     5,368       5,368      5,369       5,386       5,400        --
   Liquidation preference per share ......... $   25.00   $   25.00  $   25.00   $   25.00   $   25.00        --
   Average market value (d) ................. $   25.86   $   25.39  $   22.62   $   24.43   $   25.63        --
   7.20% CUMULATIVE PREFERRED STOCK
   Liquidation value,
     end of period (in 000's) ............... $ 165,000   $ 165,000         --          --          --        --
   Total shares outstanding (in 000's) ......     6,600       6,600         --          --          --        --
   Liquidation preference per share ......... $   25.00   $   25.00         --          --          --        --
   Average market value (d) ................. $   26.20   $   25.60         --          --          --        --
   AUCTION RATE CUMULATIVE PREFERRED STOCK
   Liquidation value, end of
     period (in 000's) ...................... $ 130,000          --         --          --          --        --
   Total shares outstanding (in 000's) ......         5          --         --          --          --        --
   Liquidation preference per share ......... $  25,000          --         --          --          --        --
   Average market value (d) ................. $  25,000          --         --          --          --        --
ASSET COVERAGE (f) ..........................       333%        490%       982%      1,117%       1,001%      --
ASSET COVERAGE PER SHARE (f) ................ $  119.38   $  122.44  $  245.54   $  279.16   $   250.41       --

 --------------------------
+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(c) Amount represents less than $0.005 per share.
(d) Based on weekly  prices.
(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the period ended June 30, 2002 and the years ended December 31, 2001 and 2000, the expense ratios of operating expenses to average net assets attributable to common stock would be 1.11%, 1.11% and 1.14%, respectively, and the expense ratios of operating expenses to average total net assets including liquidation value of preferred shares would be 0.88%, 0.94% and 1.03%, respectively.
(f) Asset coverage is calculated by combining all series of preferred stock.
(g) Annualized.

                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The  Gabelli  Equity  Trust Inc.  ("Equity  Trust") to
automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
  FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
  GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

STOCK EXCHANGE LISTING

                               7.25%        7.20%
                 COMMON       PREFERRED    PREFERRED
                 ------       ---------    ---------
NYSE-
Symbol:            GAB         GAB Pr       GAB PrB
Shares
Outstanding:   131,771,904    5,367,900    6,600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
            For general information about the Gabelli Funds,
            call 1-800-GABELLI (1-800-422-3554), fax us at
            914-921-5118, visit Gabelli Funds' Internet
            homepage at: HTTP://WWW.GABELLI.COM
            or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

SEMI-ANNUAL REPORT
JUNE 30, 2002

GBFCM 06/02